SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Hollis-Eden Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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HOLLIS-EDEN PHARMACEUTICALS, INC.

4435 Eastgate Mall, Suite 400

San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 7, 2007

TO THE STOCKHOLDERS OF HOLLIS-EDEN PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HOLLIS-EDEN PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), will be held on Thursday, June 7, 2007 at 2:00 p.m. local time at the La Jolla Hilton, 10950 North Torrey Pines Road, La Jolla, California 92037, for the following purposes:

1.	To elect two Class I directors to hold office until the 2010 Annual Meeting of Stockholders.

2.	To approve an increase to the total number of shares reserved for issuance under the Company’s 2005 Equity Incentive Plan.

3.	To approve an increase to the total number of shares reserved for issuance under the Company’s 2005 Non-Employee Directors’ Equity Incentive Plan.

4.	To ratify the selection by the audit committee of the board of directors of BDO Seidman, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The board of directors has fixed the close of business on April 13, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

RICHARD B. HOLLIS

Chairman of the Board, President and Chief

Executive Officer

San Diego, California

April 27, 2007

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

HOLLIS-EDEN PHARMACEUTICALS, INC.

4435 Eastgate Mall, Suite 400

San Diego, CA 92121

PROXY STATEMENT

FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

June 7, 2007

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the board of directors of Hollis-Eden Pharmaceuticals, Inc. (sometimes referred to in this proxy statement as “we”, “us”, the “Company” or “Hollis-Eden”) is soliciting your proxy to vote at the 2007 annual meeting of stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to begin mailing this proxy statement and accompanying proxy card on or about May 4, 2007 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 13, 2007 will be entitled to vote at the annual meeting. On this record date, there were 28,951,901 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 13, 2007 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 13, 2007 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote:

•	Election of two Class I directors to hold office until the 2010 annual meeting of stockholders;

•	Approval of an increase to the total number of shares reserved for issuance under our 2005 Equity Incentive Plan;

•	Approval of an increase to the total number of shares reserved for issuance under our 2005 Directors’ Equity Incentive Plan; and

•	Ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

How do I vote?

You may either vote “For” all the nominees to our board of directors or you may “withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will offer you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 13, 2007, the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all nominees for director, “For” the proposal to increase the total number of shares reserved for issuance under our 2005 Equity Incentive Plan; “For” the proposal to increase the total number of shares reserved for issuance under our 2005 Non-Employee Directors’ Equity Incentive Plan; and “For” the ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007. If any other matter is properly presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to our Secretary at 4435 Eastgate Mall, Suite 400, San Diego, California 92121.

•	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 8, 2008, to our Secretary at 4435 Eastgate Mall, Suite 400, San Diego, California 92121. If you wish to submit a proposal that is not to be included in next year’s proxy materials, your proposal generally must be submitted in writing to the same address no later than March 9, 2008 but no earlier than February 7, 2008.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “For” and “Withhold” votes and, with respect to proposals other than the election of directors because directors are elected by a plurality of votes cast at the annual meeting, “Against” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If on April 13, 2007 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How many votes are needed to approve each proposal?

•	For the election of directors, the two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes will have no effect.

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To be approved, Proposal No. 2, approval of an increase to the total number of shares reserved for issuance under our 2005 Equity Incentive Plan, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

•

To be approved, Proposal No. 3, approval of an increase to the total number of shares reserved for issuance under our 2005 Non-Employee Directors’ Equity Incentive Plan, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

•

To be approved, Proposal No. 4, the ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid annual meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the annual meeting in person or represented by proxy. On the record date of April 13, 2007, there were 28,951,901 shares outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2007.

Proposal 1

ELECTION OF DIRECTORS

Our restated certificate of incorporation and bylaws provide that our board of directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on our board may be filled only by persons elected by a majority of the remaining directors. A director elected by our board to fill a vacancy (including a vacancy created by an increase in the size of our board of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified. It is our policy to invite nominees for directors to attend the annual meeting. All of our directors attended last year’s annual meeting.

Our board of directors is presently composed of six members. Paul Bagley, who was a director in the class of directors whose term of office expires at the upcoming 2007 annual meeting, notified our board of directors of his resignation as a director effective February 28, 2007. Mr. Bagley’s resignation created a vacancy on our board of directors that will not be filled by vote of our stockholders at the upcoming annual meeting. There are two other directors in the class whose term of office expires in 2007. The nominees for election to this class, Jerome Hauer and Marc Sarni, are current members of our board of directors, having been elected by the stockholders. If elected at the annual meeting, each of the nominees would serve until the 2010 annual meeting and until his successor is elected and has qualified, or until his earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee as our board of directors may propose upon recommendation from our nominating and corporate governance committee.

Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the annual meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2010 ANNUAL MEETING

Jerome M. Hauer

Mr. Hauer, age 55, has served as a member of our board of directors since June 2004. Mr. Hauer has served as chief executive officer at The Hauer Group, a consulting services firm, since March 2006. Mr. Hauer served as senior vice president and co-chair of the homeland security practice of Fleishman-Hillard Government Relations, a government relations service firm, from January 2005 to March 2006. Prior to joining Fleishman-Hillard, Mr. Hauer served as the director of Response to Disaster and Emergencies Institute and assistant professor at the George Washington University School of Public Health from November 2003 to December 2004. Mr. Hauer served as acting assistant secretary for public health emergency preparedness of the U.S. Department of Health and Human Services, or HHS, from June 2002 to November 2003 and as director of the office of public health preparedness of HHS from May 2002 to June 2002. He also served as managing director of the crisis and consequence management group at Kroll Associates, a risk consulting firm, from October 2000 to February 2002. Mr. Hauer served as the first director of the New York City Mayor’s Office of Emergency Management under Mayor Rudolph Giuliani. He also served as the director of Emergency Medical Services and Emergency Management as well as director of the Department of Fire and Buildings for the State of Indiana under Governor Evan Bayh. Mr. Hauer serves on the board of directors of Emergent BioSolutions, Inc., a publicly held pharmaceutical company. Mr. Hauer previously served as a member of the Health Advisory Board of the Johns Hopkins School of Public Health and as a member of the National Academy of Science’s Institute of Medicine’s Committee to Evaluate the R&D Needs for Improving Clinical Medical Response to Chemical or Biological Terrorism Incidents. Mr. Hauer received an M.H.S. in public health from Johns Hopkins University School of Hygiene and Public Health and a B.A. in Psychology and History from New York University.

Marc R. Sarni

Mr. Sarni, age 48, has served as a member of our board of directors since June 2004. Mr. Sarni is a Principal at Cornerstone Investment, LLC and a Managing Director of NEW Holdings, LLC, companies engaged in the investment in, and development, brokerage and property management of, both residential and commercial real estate. Mr. Sarni worked as an investment banker at A.G. Edwards and Sons, Inc. for 17 years, and from 1997 until 2003, Mr. Sarni was the Managing Director responsible for establishing and managing the Healthcare Industry Group within the corporate finance department’s Emerging Growth Sector. The Healthcare Industry Group of A.G. Edwards focused primarily on emerging growth medical technology, biotechnology, specialty pharmaceutical and healthcare services companies. Prior to joining A.G. Edwards, Mr. Sarni spent three years working as a Certified Public Accountant at PriceWaterhouse (now PricewaterhouseCoopers LLP). Mr. Sarni currently serves as a member of the Boards of Directors of Microtek Medical Holdings, Inc., a publicly held developer of infection and fluid control, safety, and other medical products directed at the healthcare industry, Cornerstone Investment, LLC, NEW Holdings, LLC, Howard Commercial Corp., and Managers for Ascension Health Ventures, the strategic health venture-investing subsidiary of Ascension Health, the nation’s largest Catholic and not-for-profit healthcare system. Mr. Sarni graduated from the University of Missouri at Columbia with a BSBA degree in Accounting and from the University of Chicago with an M.B.A. in Finance.

OUR BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2008 ANNUAL MEETING

Thomas C. Merigan, Jr., M.D.

Dr. Merigan, age 73, became a scientific advisor and director of Hollis-Eden in March 1996. Dr. Merigan was George E. and Lucy Becker Professor of Medicine at Stanford University School of Medicine from 1980 to 2004. He continues to hold the chair as an active emeritus professor. Dr. Merigan has also been the Principal Investigator, NIAID Sponsored AIDS Clinical Trials Unit, from 1986 to the present, and has been Director of Stanford University’s Center For AIDS Research from 1988 to the present. Dr. Merigan is a member of various medical and honorary societies, has lectured extensively within and outside the United States, and authored numerous books and articles and has chaired and edited symposia relating to infectious diseases, including anti-viral agents, HIV and other retroviruses, and AIDS. From 1990 to the present, Dr. Merigan has been Chairman, Editorial Board of HIV: Advances in Research and Therapy. He is also a member of the editorial boards of Aids Research and Human Retroviruses (since 1983), International Journal of Anti-Microbial Agents (since 1990), and The Aids Reader (since 1991), among others. He is a co-recipient of ten patents, which, among other things, relate to synthetic polynucleotides, modification of hepatitis B virus infection, treatment of HIV infection, purified cytomegalovirus protein and composition and treatment for herpes simplex. Dr. Merigan was Chair, Immunology AIDS Advisory Board, Bristol Myers Squibb Corporation from 1989 to 1995 and Chair, Scientific Advisory Board, Sequel Corp. from 1993 to 1996. In 1994, Stanford University School of Medicine honored him with the establishment of the Annual Thomas C. Merigan Jr. Endowed Lectureship in Infectious Diseases, and, in 1996, Dr. Merigan was elected Fellow, American Association for the Advancement of Science. From 1966 to 1992, Dr. Merigan was Head, Division of Infectious Diseases, at Stanford School of Medicine. Dr. Merigan received his B.A. from the University of California at Berkeley and his M.D. from the University of California at San Francisco.

Brendan R. McDonnell

Mr. McDonnell, age 44, has served as a member of our board of directors since August 1996. In 2003, Mr. McDonnell joined the law firm Kirkpatrick & Lockhart Preston Gates Ellis LLP as an equity partner and serves as Practice Group Leader. From 1997 to 2003, Mr. McDonnell was of counsel and then a partner at Tonkon Torp LLP, a Northwest based law firm. Mr. McDonnell specializes in representing both private and public emerging growth companies, with focus on the high technology industry. Mr. McDonnell is the past Chair of the Business Section of the Oregon State Bar and spent two years as an adjunct professor at the Northwestern School of Law of Lewis and Clark College. Mr. McDonnell holds a B.S. in accounting from Loyola Marymount University and a J.D. from the University of California at Davis. He is a member of the California, Oregon and Washington State Bar Associations.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2009 ANNUAL MEETING

Richard B. Hollis

Mr. Hollis, age 54, founded Hollis-Eden in August 1994, and currently serves as our Chairman, President and Chief Executive Officer. Mr. Hollis has over 29 years experience in the health care industry, has a proven track record of launching and marketing important new medical products, and a distinguished career of managing the growth and operations of companies in a variety of senior management positions. Mr. Hollis began his career in product sales with Baxter Travenol (today Baxter International), where he specialized in launching and marketing parenteral, enteral and intravenous solutions to hospitals and nursing homes. Mr. Hollis next joined Imed Corporation, a world leader in drug delivery devices in the 1980s, where he rapidly advanced through numerous sales, marketing and managerial positions. When Imed was acquired by Warner Lambert (today part of Pfizer Inc.), Mr. Hollis was one of two Division Managers at Imed. After leaving Warner Lambert, Mr. Hollis joined Genentech, Inc. as Western Business Unit Manager as the Bay Area biotechnology revolution was unfolding. At Genentech, Mr. Hollis was instrumental in the launch of two blockbuster pharmaceutical products—Protropin (human growth hormone) and Activase (tissue plasiminogen activator). Following those successful product launches, Mr. Hollis joined Instromedix, a manufacturer of cardiac monitoring devices, as General Manager and Vice President of Marketing and Sales, and subsequently was named Chief Operating Officer of Bioject Medical, a manufacturer of needleless drug delivery devices. In 1994 he acted on his vision of founding a new pharmaceutical company, Hollis-Eden, which he initially self-funded and successfully brought public in 1997. Mr. Hollis received his B.A. in Psychology from San Francisco State University after studying the humanities while attending St. Mary’s College.

Salvatore J. Zizza

Mr. Zizza, age 61, has served as a member of our board of directors since March 1997. Mr. Zizza was elected as Lead Independent Director of our board of directors in March 2006. He served as Chairman of our board, President and Treasurer of Initial Acquisition Corp., from 1992 until March 1997, at which time Initial Acquisition Corp. merged with the Company. Mr. Zizza is presently Chairman of Hallmark Electrical Supplies Corp. Mr. Zizza is also Chairman of Bethlehem Advanced Materials. Mr. Zizza was President and Chief Financial Officer of NICO Construction Company, Inc. until 1985, when NICO merged with The LVI Group, Inc. Prior to joining The LVI Group, Inc., Mr. Zizza was an independent financial consultant and had been a lending officer for Chemical Bank. Mr. Zizza’s current and former directorships include: The Gabelli Equity Trust (NYSE), The Gabelli Asset Fund, The Gabelli Growth Fund, The Gabelli Convertible and Income Securities Fund, The Gabelli Utility Trust Fund (NYSE), The Gabelli Global Multimedia Trust (NYSE), The Gabelli Equity Series Fund, The Gabelli Dividend and Income Trust, The Gabelli Gold Fund, the Gabelli International Growth Fund, The Gabelli Global Gold Natural Resources, Westwood Funds, Earl Scheib Inc (NASDAQ), Bion Environmental Technology Inc. and St. David’s School. Mr. Zizza received a B.S. in Political Science and an M.B.A. from St. John’s University.

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under The Nasdaq Global Market (Nasdaq) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the company’s board of directors. After review of all relevant transactions and relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our board affirmatively has determined that Messrs. Sarni, Zizza, Merigan, Hauer and McDonnell are independent directors within the meaning of the Nasdaq listing standards.

INFORMATION REGARDING OUR BOARD OF DIRECTORS AND ITS COMMITTEES

During 2006, our board of directors held six meetings. Each board member attended at least 75% of the aggregate number of meetings of our board and of the committees on which he served, held during the period for which he was a director or committee member, respectively, with the exception of Mr. Bagley who attended five of the eight meetings of our Compensation Committee during 2006.

In April 2004, our board of directors documented our corporate governance practices by adopting a number of corporate governance policies and procedures, as well as a Nominating Committee Charter and a Business Code of Conduct and Ethics, to assure that our board will have the necessary authority and practices in place to make decisions that are independent of our management. In June 2005, our board amended the charter and renamed the committee to be the Nominating and Corporate Governance Committee. These guidelines are also intended to align the interests of our directors and management with those of our stockholders. These guidelines set forth the practices our board will follow with respect to board composition and selection, board meetings and the involvement of our senior management and Chief Executive Officer, performance evaluation, and board committees and compensation. These policies and procedures, together with the Nominating and Corporate Governance Committee Charter and Business Code of Conduct and Ethics, were adopted by our board to, among other things, reflect changes to the Nasdaq listing standards and Securities and Exchange Commission rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. In March 2006, our board of directors selected Mr. Zizza to serve as Lead Independent Director of our board of directors. The Lead Independent Director’s duties include, to the extent appropriate, leading executive sessions of our board’s independent directors, assisting our Chief Executive Officer with communications with our stockholders, and facilitating communications between the other members of our board of directors.

As required under the Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Mr. Zizza, as the Lead Independent Director, presides over the executive sessions.

Nominating and Corporate Governance Committee

Our board of directors has adopted a Nominating and Corporate Governance Committee Charter, which can be found on our corporate website at www.holliseden.com. The Nominating and Corporate Governance Committee (Nominating Committee) is composed of three directors who are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards): Messrs. Zizza and Hauer and Dr Merigan. The Nominating Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our board), reviewing and evaluating incumbent directors, recommending to our board candidates for election to our board, assessing the performance of our board, and making recommendations to our board regarding the membership of the committees of our board. During 2006, the Nominating Committee consisted of: Messrs. Zizza, Hauer and McDonnell and held one meeting.

Our board of directors believes that candidates for director should have certain minimum qualifications, including: personal integrity and ethics; no interests that would materially impair his or her ability to exercise independent judgment and otherwise discharge his or her fiduciary duties; ability to represent all stockholders equally; achievement in one or more fields of business, professional, governmental, scientific or educational endeavor; sound judgment based on management or policy-making experience; general understanding of the major issues facing public companies of a similar size and operational scope as us; and ability to devote adequate time to our board and its committees. However, the Nominating Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating Committee considers such factors as it deems appropriate given our current needs and the current needs of our board, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating Committee will also determine whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards and applicable Securities and Exchange Commission rules and regulations. The Nominating Committee will then compile a list of potential candidates, using its own network of contacts, as well as recommendations from other board members and management. The Nominating Committee may also engage, if appropriate under the circumstances, a professional search firm to assist in identifying qualified candidates. The Nominating Committee will conduct any appropriate or necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our board. The Nominating Committee will meet to discuss and consider such candidates’ qualifications and then select nominees for recommendation to our board by majority vote.

The Nominating Committee will consider director candidates recommended by our stockholders. The Nominating Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. The Nominating Committee will also take into account the size and duration of the recommending stockholder’s ownership interest in the Company and the extent to which such stockholder intends to maintain its ownership interest in the Company. Our board of directors does not intend for the Nominating Committee to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to our board may do so by delivering a written recommendation to the Nominating Committee at the following address: 4435 Eastgate Mall, Suite 400, San Diego, California 92121, not less than six months prior to any meeting at which directors are to be elected. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director, and the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Any such submission must be accompanied by a representation that the nominating stockholder is a beneficial or record owner of our common stock, including the number of shares and when the shares were acquired, and the extent to which the nominating stockholder intends to maintain its ownership interest in the Company.

Notwithstanding the responsibilities of the Nominating Committee described above, the recommendations for director nominees made by the Nominating Committee will be subject to Delaware law, our bylaws and the provisions of an employment agreement, dated November 1, 1996, between us and Richard B. Hollis. Pursuant to that agreement, Mr. Hollis has the right, under specified circumstances, to require us to nominate him and two of his designees for election to our board. To date, however, Mr. Hollis has not exercised this right.

Compensation Committee

The Compensation Committee makes recommendations to our board of directors concerning executive salaries and incentive compensation, administers our 2005 Equity Incentive Plan and 2005 Non-Employee Directors’ Equity Incentive Plan and otherwise determines compensation levels and policies and performs such other functions regarding compensation as our board may delegate. Commencing this year, the Compensation Committee also began to review with management the Company’s Compensation Discussion and Analysis section of this proxy statement and to consider whether to recommend that it be included in this proxy statements. The Compensation Committee is currently composed of three non-employee directors who are independent (as independence is currently defined in Rule 4200 (a)(15) of the Nasdaq listing standards): Messrs. McDonnell, Sarni and Zizza. During 2006, the Compensation Committee consisted of three non-employee directors who were independent: Mr. Bagley, a former director, and Messrs. McDonnell and Sarni and held eight meetings. The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2006 are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the board of directors that the CD&A be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended except to the extent that we specifically incorporates it by reference into any such filing.

Respectfully submitted by:

COMPENSATION COMMITTEE

Brendan R. McDonnell, Chairman

Marc R. Sarni

Salvatore J. Zizza

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship existed during 2006 or currently exists between any member of the Compensation Committee and any member of any other company’s board of directors or compensation committee.

Audit Committee

The Audit Committee oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance and assesses the qualifications of the independent registered public accounting firm; determines the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed non-permissible audit services; and monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law. The Audit Committee is also responsible for the review, approval and monitoring of transactions involving the company and “related persons” (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the company’s outstanding stock) that meet the minimum threshold for disclosure in the proxy statement under the relevant Securities and Exchange Commission rules and regulations (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest) The Audit Committee meets and reviews with management and the independent registered public accounting firm: the quarterly financial statements and disclosures prior to the filing of our Quarterly Reports on Form 10-Q; the financial statements and disclosures to be included in our Annual Report on Form 10-K; our policies with respect to risk assessment and risk management; our internal controls; and the results of the annual audit. The Audit Committee is composed of three directors and operates under a written charter adopted by our board of directors. Our board of directors reviews and assesses the adequacy of the Audit Committee’s written charter on an annual basis in light of applicable Nasdaq and Securities and Exchange Commission rules and regulations. The current members of the Audit Committee are Messrs. McDonnell, Sarni and Zizza. During 2006, the Audit Committee consisted of three non-employee directors who were independent: Mr. Bagley, a former director, and Messrs. Sarni and Zizza and held six meetings. Our board of directors also annually reviews the definition of independence under the Nasdaq listing standards and Securities and Exchange Commission rules and regulations for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards and

Section 10A of the Securities Exchange Act of 1934, as amended). Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The “Audit Committee Financial Expert” designated by our board (as that term is defined in the rules and regulations established by the Securities and Exchange Commission) is Mr. Zizza. Our board of directors made a qualitative assessment of Mr. Zizza’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our board of directors maintains an Audit Committee composed of three directors who meet the independence and the financial literacy requirements of the applicable Securities and Exchange Commission rules and regulations. Our board has determined that Mr. Salvatore Zizza qualifies as an “Audit Committee Financial Expert” under the applicable Securities and Exchange Commission rules and regulations. Our board has also adopted a written charter of the Audit Committee.

Management is responsible for our systems of internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements and to attest to management’s assessment of internal controls in accordance with generally accepted auditing standards and Section 404 of the Sarbanes Oxley Act of 2002, respectively, and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of our board of directors.

Our independent registered public accounting firm discussed with the Audit Committee the matters required to be discussed by Statement on Auditing Standards No. 61. Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm as well as the Audit Committee’s review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that our board of directors include the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in any such filing.

Respectfully submitted by:

AUDIT COMMITTEE

Marc R. Sarni, Chairman

Brendan McDonnell

Salvatore J. Zizza

STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Our board of directors has adopted a formal process by which our stockholders may communicate with our board. Persons interested in communicating with our board their concerns or issues may address correspondence to our board, in care of Hollis-Eden Pharmaceuticals, Inc., at 4435 Eastgate Mall, Suite 400, San Diego, California 92121. All such communications will be compiled by our secretary and submitted to our board on a periodic basis. All communications must be accompanied by the following information:

•	A statement as to (i) the number of shares of our common stock that the person holds and (ii) the approximate date on which the person became a stockholder;

•	Any special interest, meaning an interest not in the capacity as one of our stockholders, of the person in the subject matter of the communication; and

•	The address, telephone number and e-mail address, if any, of the person submitting the communication.

The following types of communications are not appropriate for delivery to directors under these procedures:

•	Communications regarding individual grievances or other interests that are personal to the party submitting the communication and would not reasonably be of concern to stockholders generally;

•	Communications that advocate Hollis-Eden engaging in illegal, unethical or otherwise improper activities;

•	Communications that contain offensive, vulgar or abusive content; and

•	Communications that have no rational relevance to our business or operations.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted the Hollis-Eden Pharmaceuticals Code of Business Conduct and Ethics, which applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.holliseden.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver in a Form 8-K filed with the Securities and Exchange Commission.

Proposal 2

APPROVAL OF AN INCREASE TO THE NUMBER OF SHARES RESERVED

FOR ISSUANCE UNDER THE 2005 EQUITY INCENTIVE PLAN

On April 27, 2005, our board of directors adopted the Hollis-Eden Pharmaceuticals, Inc. 2005 Equity Incentive Plan (the “2005 Equity Plan”). Our stockholders approved the 2005 Equity Plan in June 2005. The 2005 Equity Plan is an amendment and restatement of Hollis-Eden Pharmaceuticals’ 1997 Incentive Stock Option Plan (the “1997 Option Plan”). Options granted under the 1997 Option Plan prior to its amendment and restatement are subject to the terms and conditions as set forth in the agreements evidencing such options and the terms of the 1997 Option Plan except that our board may elect to extend one or more of the features of the 2005 Equity Plan to stock awards granted under the 1997 Option Plan. The approval of the adoption of the 2005 Equity Plan increased the number of shares of our common stock reserved for issuance beyond those reserved for issuance under the 1997 Option Plan by 350,000 shares for a total of 5,500,000 reserved shares. In December 2005, our board amended the 2005 Equity Plan to reserve an additional 100,000 shares to be used only for the grant of stock awards to persons not previously employed by us, or following a bona fide period of non-employment, as an inducement material to those persons entering into employment with us within the meaning of Rule 4350(i)(1)(A)(iv) of the Nasdaq Marketplace Rules, and to provide that any such “inducement awards” must be granted either by a majority of our independent directors or a committee comprised of a majority of independent directors. On March 18, 2006, our board of directors amended and restated the 2005 Equity Plan to reserve an additional 500,000 shares for issuance under the 2005 Equity Plan which was subsequently approved by our stockholders in June 2006. On April 24, 2007, our board of directors approved the amendment to the 2005 Equity Plan to reserve an additional 1,500,000 shares for issuance, subject to approval by our stockholders at this annual meeting.

This Proposal 2 seeks an increase in the number of shares that may be issued under the 2005 Equity Plan by 1,500,000 shares. The additional 1,500,000 shares will increase the total shares of common stock reserved for issuance under the 2005 Equity Plan to an aggregate of 7,600,000. At March 31, 2007, options (net of cancelled, forfeited and exercised options) covering an aggregate of 5,550,361 shares had been granted under the 2005 Equity Plan and the 1997 Option Plan, and 366,402 shares (plus any shares that might in the future be returned to the 2005 Equity Plan and the 1997 Option Plan as a result of cancellations or expiration of options) remained available for future grant under the 2005 Equity Plan.

Approval of the increase of the total number of the shares of common stock reserved for issuance under the 2005 Equity Plan will allow us to continue to grant stock options and other awards at levels determined appropriate by our board of directors. Since its inception, the Company has utilized stock options as an important long-term incentive and as a component of total employee compensation.

Due to the significant decline in our stock price since the Fall of 2003 as a result of continued, unexpected governmental delays in the procurement process for securing a potential contract under Project Bioshield for our product candidate NEUMUNE® and the subsequent cancellation in March 2007 by the Department of Health and Human Services of its solicitation for medical countermeasures to treat the effects of acute radiation syndrome, this Proposal 2 is critically important to the Company’s ability to continue to offer stock options to our employees and officers as an incentive and retention tool.

As a result of this decline in our stock price, all of our employees hold options with exercise prices significantly higher than the current market price of our common stock. As of March 31, 2007, the weighted average per share exercise price of the Company’s currently outstanding stock options was $8.91, significantly higher than the closing price of our common stock on March 31, 2007 of $2.53 per share as reported on The Nasdaq Global Market. In fact, as of March 31, 2007, approximately 97% of the Company’s currently outstanding stock options were “out-of-the-money”. In addition, a great number of these stock options have been out-of-the-money for an extended period of time. We believe that these out-of-the-money options are no longer effective as performance and retention incentives, and that to enhance long-term stockholder value we need to maintain competitive employee compensation and incentive programs. An equity stake in the success of the Company is a critical component of these programs. Our Company’s success depends on the continued service of the Company’s key scientific, technical, sales, marketing and executive personnel, and our ability to identify, hire and retain qualified personnel. Because of the importance of stock options to the Company’s continued success, our board of directors strongly supports this Proposal 2. If this Proposal 2 is not approved, the Company may not able to implement adequate alternative long-term retention and incentive programs and stockholders should understand that the Company may be unable to retain existing personnel or identify or hire additional personnel which may negatively affect our ability to meet our needs for highly qualified personnel and materially and adversely affect our corporate goals, business and results of operations.

Our stockholders are requested in this Proposal 2 to approve the proposed increase in the total number of shares reserved for issuance under the 2005 Equity Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the increase in the share reserve under the 2005 Equity Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

OUR BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

The following is a summary of the principal features of the 2005 Equity Plan. This summary is subject to, and qualified in its entirety by, the full text of the 2005 Equity Plan, a copy of which, as proposed to be amended, is attached as Appendix A to this proxy statement.

General

The 2005 Equity Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, stock purchase awards, restricted stock awards, restricted stock unit awards, and other forms of equity compensation (collectively, “stock awards”). Incentive stock options granted under the 2005 Equity Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the 2005 Equity Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of stock awards.

Purpose

Our board adopted the 2005 Equity Plan to provide a means to secure and retain the services of employees (including officers), consultants and directors eligible to receive stock awards, to provide incentives for such individuals to exert maximum efforts for the success of Hollis-Eden and its affiliates, and to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of Hollis-Eden’s common stock through the grant of stock awards.

Administration

Our board administers the 2005 Equity Plan. Subject to the provisions of the 2005 Equity Plan, our board has the authority to construe and interpret the plan, to determine the persons to whom and the dates on which stock awards will be granted, the number of shares of common stock to be subject to each stock award, the time or times during the term of each stock award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each stock award, the type of consideration permitted to exercise or purchase each stock award, and other terms of the stock awards.

Our board has the authority to delegate some or all of the administration of the 2005 Equity Plan to a committee or committees. In the discretion of our board, a committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. Our board has delegated administration of the 2005 Equity Plan to the Compensation Committee of our board. If administration is delegated to a committee, the committee has the authority to delegate certain administrative powers to a subcommittee of one or more members. As used herein with respect to the 2005 Equity Plan, “our board” refers to any committee our board appoints or, if applicable, any subcommittee, as well as to our board itself.

Eligibility

Incentive stock options may be granted under the 2005 Equity Plan only to employees (including officers) of Hollis-Eden and its affiliates. Employees (including officers), consultants and directors of Hollis-Eden and its affiliates are eligible to receive all other types of stock awards under the 2005 Equity Plan. All employees, consultants and directors of Hollis-Eden and its affiliates are eligible to participate in the 2005 Equity Plan.

No incentive stock option may be granted under the 2005 Equity Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Hollis-Eden or its affiliates, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2005 Equity Plan and any other plans of Hollis-Eden and its affiliates) may not exceed $100,000.

Under the 2005 Equity Plan, except with respect to inducement awards (see “Inducement Awards” below), no person may be granted stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of the common stock on the date of grant under the 2005 Equity Plan covering more than 250,000 shares of common stock during any calendar year (the “Section 162(m) Limitation”).

Stock Subject to the 2005 Equity Plan

Subject to stockholder approval of this Proposal 2 at the annual meeting, an aggregate of 7,600,000 shares of common stock are reserved for issuance under the 2005 Equity Plan, which includes 5,150,000 shares of common stock previously reserved for issuance under the 1997 Option Plan, 350,000 shares approved by our stockholders at the 2005 annual meeting of stockholders, 100,000 shares (“inducement shares”) separately reserved for issuance as “inducement awards”, 500,000 shares approved by our stockholders at the 2006 annual meeting of stockholders, plus an additional 1,500,000 shares. If a stock award granted under either the 2005 Equity Plan or the 1997 Option Plan expires or otherwise terminates without being exercised in full, or if any shares of common stock issued pursuant to a stock award are forfeited to or repurchased by Hollis-Eden, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of common stock not issued under such stock award, or forfeited to or repurchased by Hollis-Eden shall revert to and again become available for issuance under the 2005 Equity Plan. If any shares subject to a stock award are not delivered to a participant because such shares are withheld for the payment of taxes or the stock award is exercised through a reduction of shares subject to the stock award (i.e., “net exercised”), the number of shares that are not delivered shall remain available for issuance under the 2005 Equity Plan. If the exercise price of any stock award is satisfied by tendering shares of common stock held by the participant, then the number of shares so tendered shall remain available for issuance under the 2005 Equity Plan. Inducement shares that revert to, or remain available for subsequent issuance under, the 2005 Equity Plan may only be granted to the persons described below (see “Inducement Awards”). The aggregate maximum number of shares of common stock that may be issued under the 2005 Equity Plan pursuant to the exercise of incentive stock options is 7,500,000 shares plus the amount of any future increase in the number of shares that may be available for issuance under the 2005 Equity Plan. Inducement shares (see “Inducement Awards” below) may not be used to grant awards of incentive stock options.

As of April 13, 2007, the closing price of our common stock as reported on The Nasdaq Global Market was $2.87 per share.

Terms of Options

Options may be granted under the 2005 Equity Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the 2005 Equity Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant.

Consideration. The exercise price of options granted under the 2005 Equity Plan must be paid, to the extent permitted by applicable law and at the discretion of our board, (i) by cash or check, (ii) pursuant to a broker-assisted cashless exercise, (iii) by delivery of other common stock of Hollis-Eden, (iv) pursuant to a net exercise arrangement, or (iv) in any other form of legal consideration acceptable to our board.

Vesting. Options granted under the 2005 Equity Plan may become exercisable in cumulative increments, or “vest,” as determined by our board. Vesting typically will occur during the optionholder’s continued service with Hollis-Eden or an affiliate, whether such service is performed in the capacity of an employee, consultant or director (collectively, “service”) and regardless of any change in the capacity of the service performed. Shares covered by different options granted under the 2005 Equity Plan may be subject to different vesting terms. The Board has the authority to accelerate the time during which an option may vest or be exercised.

Tax Withholding. To the extent provided by the terms of a stock option agreement, Hollis-Eden may cause a participant to satisfy any federal, state or local tax withholding obligation relating to the exercise of the option by a cash payment upon exercise, by withholding a portion of the stock otherwise issuable to the participant, by accepting the delivery of already-owned common stock of Hollis-Eden, or by a combination of these means.

Term. The maximum term of options granted under the 2005 Equity Plan is 10 years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

Termination of Service. Options granted under the 2005 Equity Plan generally terminate three months after termination of the participant’s service unless (i) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the participant dies before the participant’s service has terminated, or within generally three months after termination of service, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months following the participant’s death by the person or persons to whom the rights to such option have passed; or (iii) the option by its terms specifically provides otherwise. Under the 2005 Equity Plan, the option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws.

Restrictions on Transfer. Unless provided otherwise by our board, a participant in the 2005 Equity Plan may not transfer an option other than by will or by the laws of descent and distribution or pursuant to a domestic relations order and during the lifetime of the participant, only the participant (or the transferee pursuant to a domestic relations order) may exercise an option. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

Terms of Stock Appreciation Rights

Stock appreciation rights may be granted under the 2005 Equity Plan pursuant to stock appreciation rights agreements.

Exercise. Each stock appreciation right is denominated in shares of common stock equivalents. Upon exercise of a stock appreciation right, Hollis-Eden will pay the participant an amount equal to the excess of (i) the aggregate fair market value of Hollis-Eden’s common stock on the date of exercise, over (ii) the strike price determined by our board on the date of grant.

Settlement of Awards. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of Hollis-Eden’s common stock, or any other form of consideration determined by our board.

Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by our board.

Termination of Service. Upon termination of a participant’s service, the participant generally may exercise any vested stock appreciation right for three months (or such longer or shorter period specified in the stock appreciation right agreement) after the date such service relationship ends. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Stock Purchase Awards and Restricted Stock Awards

Stock purchase awards and restricted stock awards may be granted under the 2005 Equity Plan pursuant to stock purchase award agreements and restricted stock award agreements, respectively.

Purchase Price. The purchase price for stock purchase awards must be at least the par value of Hollis-Eden’s common stock.

Consideration. The purchase price for stock purchase awards may be payable either (i) in cash or by check, (ii) by past service rendered to Hollis-Eden, or (iii) in any other form of legal consideration acceptable to our board. Our board may grant restricted stock awards in consideration for past services rendered to Hollis-Eden or in exchange for any other form of legal consideration acceptable to our board, without the payment of a purchase price.

Vesting. Shares of stock acquired under a stock purchase or restricted stock award may, but need not, be subject to a repurchase option in favor of Hollis-Eden or forfeiture to Hollis-Eden in accordance with a vesting schedule as determined by our board. Our board has the authority to accelerate the vesting of stock acquired pursuant to a stock purchase or restricted stock award.

Termination of Service. Upon termination of a participant’s service, Hollis-Eden may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable stock purchase award or restricted stock award agreement.

Restrictions on Transfer. Rights to acquire shares under a stock purchase or restricted stock award may be transferred only upon such terms and conditions as determined by our board.

Terms of Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2005 Equity Plan pursuant to restricted stock unit award agreements.

Consideration. The purchase price, if any, for restricted stock unit awards may be paid in any form of legal consideration acceptable to our board.

Settlement of Awards. A restricted stock unit award may be settled by the delivery of shares of Hollis-Eden’s common stock, in cash, or by any combination of these means as determined by our board.

Vesting. Restricted stock unit awards vest at the rate specified in the restricted stock unit award agreement as determined by our board. However, at the time of grant, our board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.

Dividend Equivalents. Dividend equivalent rights may be credited with respect to shares covered by a restricted stock unit award. Hollis-Eden does not anticipate paying cash dividends on its common stock for the foreseeable future, however.

Termination of Service. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of service.

Terms of Other Equity Awards

Our board may grant other equity awards that are valued in whole or in part by reference to Hollis-Eden’s common stock. Subject to the provisions of the 2005 Equity Plan, our board has the authority to determine the persons to whom and the dates on which such other equity awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards.

Performance-Based Stock Awards

Under the 2005 Equity Plan, a stock award may be granted, vest or be exercised based upon certain service conditions or upon the attainment during a certain period of time of certain performance goals. All employees, consultants and directors of Hollis-Eden and its affiliates are eligible to receive performance-based stock awards under the 2005 Equity Plan. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained shall be determined by our board. The maximum amount to be received by any individual in any calendar year attributable to such performance-based stock awards may not exceed 250,000 shares of Hollis-Eden’s common stock.

In granting a performance-based stock award, our board will set a period of time (a “performance period”) over which the attainment of one or more goals (“performance goals”) will be measured for the purpose of determining whether the award recipient has a vested right in or to such stock award. Within the time period prescribed by Section 162(m) of the Code (typically before the 90th day of a performance period), our board will establish the performance goals, based upon one or more pre-established criteria (“performance criteria”) enumerated in the 2005 Equity Plan and described below. As soon as administratively practicable following the end of the performance period, our board will certify (in writing) whether the performance goals have been satisfied.

Performance goals under the 2005 Equity Plan shall be determined by our board, based on a service condition or on one or more of the following performance criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) stockholders’ equity; and (xxviii) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by our board.

At the time of the grant of any stock award under the 2005 Equity Plan, our board is authorized to determine whether, when calculating attainment of performance goals and objectives for a performance period: (a) to exclude restructuring and/or other nonrecurring charges; (b) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (c) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (d) to exclude the effects to any statutory adjustments to corporate tax rates; and (e) to exclude the impact of any “extraordinary items” as determined under generally accepted accounting principles.

Compensation attributable to performance-based stock awards under the 2005 Equity Plan will generally qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the Compensation Committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied.

Inducement Awards

Our board may grant stock awards (other than incentive stock options) covering the 100,000 shares reserved under the 2005 Equity Plan as inducement shares to employees not previously employed by us or directors of Hollis-Eden as inducements material to the individuals’ entering into employment with us within the meaning of Rule 4350(i)(1)(A)(iv) of the Nasdaq Marketplace Rules (“inducement awards”). All such inducement awards must be granted either by a majority of our independent directors or a committee comprised of a majority of independent directors.

Changes to Capital Structure

If any change is made to the outstanding shares of Hollis-Eden’s common stock without Hollis-Eden’s receipt of consideration (whether through a stock split or other specified change in the capital structure of Hollis-Eden), appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2005 Equity Plan, (ii) the maximum number and/or class of securities that may be issued pursuant to the exercise of incentive stock options, (iii) the maximum number and/or class of securities for which any one person may be granted options and/or stock appreciation rights or performance-based stock awards per calendar year pursuant to the Section 162(m) Limitation, and (iv) the number and/or class of securities and the price per share in effect under each outstanding stock award under the 2005 Equity Plan.

Corporate Transactions; Changes in Control

Under the 2005 Equity Plan, unless otherwise provided in a written agreement between Hollis-Eden or any affiliate and the holder of the stock award, in the event of a corporate transaction (as defined in the 2005 Equity Plan), all outstanding stock awards under the 2005 Equity Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by individuals whose continuous service with Hollis-Eden or its affiliates has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will terminate if not exercised prior to the effective date of the corporate transaction, and (ii) with respect to any stock awards that are held by individuals whose continuous service with Hollis-Eden or its affiliates has terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will not be accelerated and such awards will terminate if not exercised prior to the effective date of the corporate transaction (except that any reacquisition or repurchase rights held by Hollis-Eden with respect to such stock awards shall not terminate and may continued to be exercised notwithstanding the corporate transaction). In the event a stock award will terminate if not exercised, our board may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but will receive a payment equal to the excess of the value of the property the holder would have received upon exercise over any exercise price.

Other stock awards, such as stock purchase awards, may have their repurchase or forfeiture rights assigned to the surviving or acquiring entity (or its parent company) in the corporate transaction. If such repurchase or forfeiture rights are not assigned, then such stock awards will become fully vested.

In addition, each stock award under the 2005 Equity Plan will immediately vest as to all of the shares subject to the stock award upon the occurrence of certain specified change in control transactions (as defined in the 2005 Equity Plan), whether or not such stock award is assumed, continued, or substituted by a surviving or acquiring entity in the transaction.

Duration, Termination and Amendment

Our board may suspend or terminate the 2005 Equity Plan without stockholder approval or ratification at any time. Unless sooner terminated, the 2005 Equity Plan will terminate on April 26, 2015.

Our board may amend or modify the 2005 Equity Plan at any time. However, no amendment shall be effective unless approved by the stockholders of Hollis-Eden to the extent stockholder approval is necessary to satisfy applicable law.

Our board also may submit any other amendment to the 2005 Equity Plan intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to employees and Hollis-Eden with respect to participation in the 2005 Equity Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options. Incentive stock options granted under the 2005 Equity Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or Hollis-Eden by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, Hollis-Eden will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally Hollis-Eden will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, with respect to employees, Hollis-Eden is required to withhold from the amount received upon exercise of the stock option or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, Hollis-Eden will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Hollis-Eden is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, Hollis-Eden will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Stock Purchase Awards and Restricted Stock Awards. Upon receipt of a stock purchase or restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. Hollis-Eden will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a stock purchase or restricted stock award are unvested and subject to repurchase by Hollis-Eden in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when Hollis-Eden’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (x) the fair market value of the shares on the date of issuance, over (y) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses.

Upon disposition of the stock acquired upon the receipt of a stock purchase or restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Unit Awards. No taxable income is recognized upon receipt of a restricted stock unit award. The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and Hollis-Eden will be required to satisfy certain tax withholding requirements applicable to such income. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Hollis-Eden will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Hollis-Eden, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if such awards are granted by a compensation committee comprised solely of “outside directors” and the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant.

Compensation attributable to stock options or stock appreciation rights with exercise or strike prices less than fair market value on the date of grant, stock purchase awards, restricted stock awards, and restricted stock unit awards will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the Compensation Committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

New Plan Benefits

As of the date hereof, no options or other stock awards have been granted on the basis of the share increase for which stockholder approval is sought under this Proposal 2. Accordingly, future benefits or amounts received are not determinable.

The following table presents certain information with respect to options granted under the 2005 Equity Plan during the fiscal year ended December 31, 2006 to (i) our Chief Executive Officer, our Chief Financial Officer and our other three most highly compensated executive officers in 2006, (ii) all executive officers as a group, (iii) all non-employee directors as a group and (iv) all non-executive officer employees as a group. This information regarding grants for the fiscal year ended December 31, 2006 is for illustration only and may not be indicative of grants that are made in the future under the 2005 Equity Plan. The dollar value of these options cannot be determined because they depend upon the market value of the underlying shares of common stock on the date of exercise.

Name and Position	Number of Shares Underlying Options
Mr. Richard B. Hollis Chairman of the Board, President and Chief Executive Officer	232,000

Mr. Daniel D. Burgess Chief Financial Officer and Chief Operating Officer (1)	77,000

Dr. James M. Frincke Chief Scientific Officer	87,000

Mr. Eric J. Loumeau Vice President, Corporate General Counsel	36,250

Dr. Christopher L. Reading Executive Vice President, Scientific Development	36,250

All Executive Officers as a Group	541,000

All Non-Employee Directors as a Group	—

All Non-Executive Officer Employees as a Group	359,323

(1)	Mr. Burgess resigned from the Company effective May 7, 2007.

Equity Compensation Plan Information

The following table provides information as of December 31, 2006 with respect to all of our compensation plans under which we are authorized to issue our equity securities.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Stock option equity compensation plans approved by security holders	5,802,514	$8.89	323,249

Stock option equity compensation plans not approved by security holders	1,616,708	$7.49	81,000

Warrant equity compensation plans not approved by security holders	64,000	$5.56	—

Our equity compensation plans and arrangements adopted without the approval of securities holders that were in effect as of December 31, 2006, and the material features of such plans and arrangements, are described in Note 9 (“Stock Options—Non-Plan Options”) and Note 10 (“Common Stock Purchase Warrants”) in the Notes to Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2006.

Proposal 3

APPROVAL OF AN INCREASE TO THE NUMBER OF SHARES RESERVED

FOR ISSUANCE UNDER THE 2005 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN

On April 27, 2005, our board of directors adopted the Hollis-Eden Pharmaceuticals, Inc. 2005 Non-Employee Directors’ Equity Incentive Plan (the “2005 Directors’ Plan”). The 2005 Directors’ Plan was approved by our stockholders in June 2005. In December 2005, our board of directors amended the 2005 Directors’ Plan to refine and clarify certain other provisions of the 2005 Directors’ Plan to the extent necessary to make the 2005 Directors’ Plan fully effective. On March 18, 2006, our board of directors amended and restated the 2005 Directors’ Plan to reserve an additional 150,000 shares for issuance which was subsequently approved by our stockholders in June 2006. On April 24, 2007, our board of directors approved the amendment to the 2005 Directors’ Plan to reserve an additional 150,000 shares for issuance, subject to approval by our stockholders at this annual meeting.

This Proposal 3 seeks to increase the shares of common stock reserved for issuance under the 2005 Directors’ Plan by 150,000 shares for a total of 450,000 shares reserved for issuance under the 2005 Directors’ Plan. At March 31, 2007, options covering an aggregate of 258,000 shares had been granted under the 2005 Director’s Plan, and 42,000 shares (other than any shares that might in the future be returned to the 2005 Directors’ Plan as a result of cancellations or expirations of options) remained available for future grant under the 2005 Directors’ Plan.

The approval of the increase the shares of common stock reserved for issuance under the 2005 Directors’ Plan will allow Hollis-Eden to continue to grant stock options and other awards at levels determined appropriate by our board of directors. Because of the increasing time commitments and liability exposure resulting from recent Nasdaq and Securities and Exchange Commission rules and regulations, as well as to bring our board compensation more in line with industry standards, our board believes it is important for us to have the ability to grant a sufficient number of stock options to attract and retain the most qualified non-employee directors in the industry. Accordingly, the approval of the amendment to the 2005 Directors’ Plan will allow us flexibility in attracting and retaining qualified non-employee directors by granting stock options and other awards to non-employee directors at levels determined appropriate by our board and the Compensation Committee.

Stockholders are requested in this Proposal 3 to approve the proposed increase in the total number of shares reserved for issuance under the 2005 Directors’ Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the increase in the share reserve under the 2005 Directors’ Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

OUR BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

The following is a summary of the principal features of the 2005 Directors’ Plan. This summary is subject to, and qualified in its entirety by, the full text of the 2005 Directors’ Plan, a copy of which, as proposed to be amended, is attached as Appendix B to this proxy statement.

General

The 2005 Directors’ Plan provides for the grant of nonstatutory stock options, stock appreciation rights, stock purchase awards, restricted stock awards, restricted stock unit awards, and other forms of equity compensation (collectively, “stock awards”). Any stock awards granted under the 2005 Directors’ Plan will be granted in the board’s discretion. Nonstatutory stock options granted under the 2005 Directors’ Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). See “Federal Income Tax Information” for a discussion of the tax treatment of stock awards.

Purpose

Our board adopted the 2005 Directors’ Plan to provide a means to secure and retain the services of non-employee directors eligible to receive stock awards, to provide incentives for such individuals to exert maximum efforts for the success of Hollis-Eden and its affiliates, and to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of Hollis-Eden’s common stock through the grant of stock awards.

Administration

Our board administers the 2005 Directors’ Plan. Subject to the provisions of the 2005 Directors’ Plan, our board has the authority to construe and interpret the 2005 Directors’ Plan, to determine the persons to whom and the dates on which stock awards will be granted, the number of shares of common stock to be subject to each stock award, the time or times during the term of each stock award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each stock award, the type of consideration permitted to exercise or purchase each stock award, and other terms of the stock awards.

Our board has the authority to delegate some or all of the administration of the 2005 Directors’ Plan to a committee or committees. Our board has delegated such administration to the Compensation Committee of our board. In the discretion of our board, a committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. If administration is delegated to a committee, the committee has the authority to delegate certain administrative powers to a subcommittee of one or more members. As used herein with respect to the 2005 Directors’ Plan, “our board” refers to any committee our board appoints or, if applicable, any subcommittee, as well as to our board itself.

Eligibility

Only non-employee directors of Hollis-Eden are eligible to receive stock awards under the 2005 Directors’ Plan.

Stock Subject to the 2005 Directors’ Plan

Subject to stockholder approval of this Proposal 3 at the annual meeting, a maximum of 450,000 shares of common stock are available for issuance under the 2005 Directors’ Plan, which includes 300,000 shares, previously reserved for issuance under the 2005 Directors’ Plan, plus an additional 150,000 shares. If a stock award granted under the 2005 Directors’ Plan expires or otherwise terminates without being exercised in full, or if any shares of common stock issued pursuant to a stock award are forfeited to or repurchased by Hollis-Eden, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of common stock not issued under such stock award, or forfeited to or repurchased by Hollis-Eden shall revert to and again become available for issuance under the 2005 Directors’ Plan. If any shares subject to a stock award are not delivered to a participant because such shares are withheld for the payment of taxes or the stock award is exercised through a reduction of shares subject to the stock award (i.e., “net exercised”), the number of shares that are not delivered shall remain available for issuance under the 2005 Directors’ Plan. If the exercise price of any stock award is satisfied by tendering shares of common stock held by the participant, then the number of shares so tendered shall remain available for issuance under the 2005 Directors’ Plan.

As of April 13, 2007, the closing price of our common stock as reported on The Nasdaq Global Market was $2.87 per share.

Terms of Options

Options may be granted under the 2005 Directors’ Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the 2005 Directors’ Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant.

Consideration. The exercise price of options granted under the 2005 Directors’ Plan must be paid, to the extent permitted by applicable law and at the discretion of our board, (i) by cash or check, (ii) pursuant to a broker-assisted cashless exercise, (iii) by delivery of other common stock of Hollis-Eden, (iv) pursuant to a net exercise arrangement, or (iv) in any other form of legal consideration acceptable to our board.

Vesting. Options granted under the 2005 Directors’ Plan may become exercisable in cumulative increments, or “vest,” as determined by our board. Vesting typically will occur during the optionholder’s continued service with Hollis-Eden or an affiliate, whether such service is performed in the capacity of an employee, consultant or director (collectively, “service”) and regardless of any change in the capacity of the service performed. Shares covered by different options granted under the 2005 Directors’ Plan may be subject to different vesting terms. The Board has the authority to accelerate the time during which an option may vest or be exercised.

Tax Withholding. To the extent provided by the terms of a stock option agreement, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of the option by a cash payment upon exercise, by authorizing Hollis-Eden to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of Hollis-Eden, or by a combination of these means.

Term. The maximum term of options granted under the 2005 Directors’ Plan is 10 years.

Termination of Service. Options granted under the 2005 Directors’ Plan generally terminate three months after termination of the participant’s service unless (i) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the participant dies before the participant’s service has terminated, or within generally three months after termination of service, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months following the participant’s death by the person or persons to whom the rights to such option have passed; or (iii) the option by its terms specifically provides otherwise. Under the 2005 Directors’ Plan, the option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term.

Restrictions on Transfer. Unless provided otherwise by our board, a participant in the 2005 Directors’ Plan may not transfer an option other than by will or by the laws of descent and distribution or pursuant to a domestic relations order and during the lifetime of the participant, only the participant (or the transferee pursuant to a domestic relations order) may exercise an option. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

Terms of Stock Appreciation Rights

Stock appreciation rights may be granted under the 2005 Directors’ Plan pursuant to stock appreciation rights agreements.

Exercise. Each stock appreciation right is denominated in shares of common stock equivalents. Upon exercise of a stock appreciation right, Hollis-Eden will pay the participant an amount equal to the excess of (i) the aggregate fair market value of Hollis-Eden’s common stock on the date of exercise, over (ii) the strike price determined by our board on the date of grant.

Settlement of Awards. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of Hollis-Eden’s common stock, or any other form of consideration determined by our board.

Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by our board.

Termination of Service. Upon termination of a participant’s service, the participant generally may exercise any vested stock appreciation right for three months (or such longer or shorter period specified in the stock appreciation right agreement) after the date such service relationship ends. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Stock Purchase Awards and Restricted Stock Awards

Stock purchase awards and restricted stock awards may be granted under the 2005 Directors’ Plan pursuant to stock purchase award agreements and restricted stock award agreements, respectively.

Purchase Price. The purchase price for stock purchase awards must be at least the par value of Hollis-Eden’s common stock.

Consideration. The purchase price for stock purchase awards may be payable either (i) in cash or by check, (ii) by past service rendered to Hollis-Eden, or (iii) in any other form of legal consideration acceptable to our board. The Board may grant restricted stock awards in consideration for past services rendered to Hollis-Eden or in exchange for any other form of legal consideration acceptable to our board, without the payment of a purchase price.

Vesting. Shares of stock acquired under a stock purchase or restricted stock award may, but need not, be subject to a repurchase option in favor of Hollis-Eden or forfeiture to Hollis-Eden in accordance with a vesting schedule as determined by our board. The Board has the authority to accelerate the vesting of stock acquired pursuant to a stock purchase or restricted stock award.

Termination of Service. Upon termination of a participant’s service, Hollis-Eden may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable stock purchase award or restricted stock award agreement.

Restrictions on Transfer. Rights to acquire shares under a stock purchase or restricted stock award may be transferred only upon such terms and conditions as determined by our board.

Terms of Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2005 Directors’ Plan pursuant to restricted stock unit award agreements.

Consideration. The purchase price, if any, for restricted stock unit awards may be paid in any form of legal consideration acceptable to our board.

Settlement of Awards. A restricted stock unit award may be settled by the delivery of shares of Hollis-Eden’s common stock, in cash, or by any combination of these means as determined by our board.

Vesting. Restricted stock unit awards vest at the rate specified in the restricted stock unit award agreement as determined by our board. However, at the time of grant, our board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.

Dividend Equivalents. Dividend equivalent rights may be credited with respect to shares covered by a restricted stock unit award. Hollis-Eden does not anticipate paying cash dividends on its common stock for the foreseeable future, however.

Termination of Service. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of service.

Terms of Other Equity Awards

The board may grant other equity awards that are valued in whole or in part by reference to Hollis-Eden’s common stock. Subject to the provisions of the 2005 Directors’ Plan, our board has the authority to determine the persons to whom and the dates on which such other equity awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards.

Changes to Capital Structure

If any change is made to the outstanding shares of Hollis-Eden’s common stock without Hollis-Eden’s receipt of consideration (whether through a stock split or other specified change in the capital structure of Hollis-Eden), appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2005 Directors’ Plan, and (ii) the number and/or class of securities and the price per share in effect under each outstanding stock award under the 2005 Directors’ Plan.

Corporate Transactions; Changes in Control

Under the 2005 Directors’ Plan, unless otherwise provided in a written agreement between Hollis-Eden or any affiliate and the holder of the stock award, in the event of a corporate transaction (as defined in the 2005 Directors’ Plan), all outstanding stock awards under the 2005 Directors’ Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by individuals whose continuous service with Hollis-Eden or its affiliates has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will terminate if not exercised prior to the effective date of the corporate transaction, and (ii) with respect to any stock awards that are held by individuals whose continuous service with Hollis-Eden or its affiliates has terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will not be accelerated and such awards will terminate if not exercised prior to the effective date of the corporate transaction (except that any reacquisition or repurchase rights held by Hollis-Eden with respect to such stock awards shall not terminate and may continue to be exercised notwithstanding the corporate transaction). In the event a stock award will terminate if not exercised, our board may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but will receive a payment equal to the excess of the value of the property the holder would have received upon exercise over any exercise price.

Other stock awards, such as stock purchase awards, may have their repurchase or forfeiture rights assigned to the surviving or acquiring entity (or its parent company) in the corporate transaction. If such repurchase or forfeiture rights are not assigned, then such stock awards will become fully vested.

In addition, each stock award under the 2005 Directors’ Plan will immediately vest as to all of the shares subject to the stock award upon the occurrence of certain specified change in control transactions, whether or not such stock award is assumed, continued, or substituted by a surviving or acquiring entity in the transaction.

Duration, Termination and Amendment

Our board may suspend or terminate the 2005 Directors’ Plan without stockholder approval or ratification at any time. No stock awards may be granted under the 2005 Directors’ Plan while the 2005 Directors’ Plan is suspended or after it is terminated.

Our board may amend or modify the 2005 Directors’ Plan at any time. However, no amendment shall be effective unless approved by the stockholders of Hollis-Eden to the extent stockholder approval is necessary to satisfy applicable law.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to employees and Hollis-Eden with respect to participation in the 2005 Directors’ Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, Hollis-Eden will be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to non-employees, Hollis-Eden is not required to withhold from the payment made on exercise of the stock appreciation right or from other compensation an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a reporting obligation, Hollis-Eden will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Stock Purchase Awards and Restricted Stock Awards. Upon receipt of a stock purchase or restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. Hollis-Eden will be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a stock purchase or restricted stock award are unvested and subject to repurchase by Hollis-Eden in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when Hollis-Eden’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (x) the fair market value of the shares on the date of issuance, over (y) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses.

Upon disposition of the stock acquired upon the receipt of a stock purchase or restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Unit Awards. No taxable income is recognized upon receipt of a restricted stock unit award. The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, Hollis-Eden will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

New Plan Benefits

As of the date hereof, no options or other stock awards have been granted on the basis of the share increase for which stockholder approval is sought under this Proposal 3. Accordingly, future benefits or amounts received are not determinable.

The following table presents certain information with respect to options granted under the 2005 Directors’ Plan during the year ended December 31, 2006 to all non-employee directors as a group. The dollar value of these options cannot be determined because they depend on the market value of the underlying shares of common stock on the date of exercise.

Name and Position	Number of Shares Underlying Options Granted
All non-employee directors as a group	253,000

Proposal 4

RATIFICATION OF SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has selected BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007 and has further directed that management submit the selection of independent registered public accounting firm for ratification by our stockholders at the annual meeting. BDO Seidman, LLP has audited our financial statements since our inception. Representatives of BDO Seidman, LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our board is submitting the selection of BDO Seidman, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and our board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of BDO Seidman, LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the fees incurred for services rendered by BDO Seidman, LLP, our independent registered public accounting firm in 2006 and 2005. All such services were pre-approved by the Audit Committee in accordance with the pre-approval policy described below.

	2006		2005
Audit Fees
• Annual financial statements and reviews of quarterly financial statements	$222,810	(1)	$243,425	(3)
• Review of other documents filed with the SEC	19,038		12,648
• Other Fees	24,562	(2)	24,947	(4)
Subtotal Audit Fees	$266,410		$281,020
Audit Related Fees	-0-		-0-
Tax Fees	7,081		6,500
Total	$273,491		$287,520

(1)	Approximately $75,553 in audit and quarterly review fees and $147,257 in the audit of internal controls over financial reporting paid to our independent registered public accounting firm.

(2)	Comprised of out-of pocket expenses, administrative fees and board and audit committee meeting attendance.

(3)

Approximately $66,750 in audit and quarterly review fees and $176,675 in the audit of internal controls over financial reporting paid to our independent registered public accounting firm. This number does not include $164,782 incurred for consultants related to Sarbanes Oxley Act Section 404 compliance.

(4)	Comprised of out-of pocket expenses, administrative fees and board and audit committee meeting attendance.

PRE-APPROVAL POLICIES

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, internal control services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm, BDO Seidman, LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service.

During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for those such instances. The Chairman must report on such approvals at the next scheduled Audit Committee meeting.

The Audit Committee has determined that the rendering of the non-audit services by BDO Seidman, LLP is compatible with maintaining the auditor’s independence.

All fiscal year 2006 audit and non-audit services provided by the independent registered public accounting firm were pre-approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4.

EXECUTIVE OFFICERS AND SENIOR MANAGEMENT

The following table sets forth information regarding our Executive Officers and Senior Management.

Name	Age	Position
Richard B. Hollis	54	Chairman of the Board, President and Chief Executive Officer
Daniel D. Burgess	45	Chief Operating Officer and Chief Financial Officer
James M. Frincke, Ph.D.	56	Chief Scientific Officer
Eric J. Loumeau	44	Vice President, Corporate General Counsel
Robert L. Marsella	54	Senior Vice President, Business Development
Christopher L. Reading, Ph.D.	59	Executive Vice President, Scientific Development
Dwight R. Stickney, M.D.	64	Vice President, Medical Affairs
Robert W. Weber	56	Chief Accounting Officer and Vice President—Controller

Richard B. Hollis founded Hollis-Eden in August 1994, and currently serves as our Chairman, President and Chief Executive Officer. Mr. Hollis has over 29 years experience in the health care industry, has a proven track record of launching and marketing important new medical products, and a distinguished career of managing the growth and operations of companies in a variety of senior management positions. Mr. Hollis began his career in product sales with Baxter Travenol (today Baxter International), where he specialized in launching and marketing parenteral, enteral and intravenous solutions to hospitals and nursing homes. Mr. Hollis next joined Imed Corporation, a world leader in drug delivery devices in the 1980s, where he rapidly advanced through numerous sales, marketing and managerial positions. When Imed was acquired by Warner Lambert (today part of Pfizer Inc.), Mr. Hollis was one of two Division Managers at Imed. After leaving Warner Lambert, Mr. Hollis joined Genentech, Inc. as Western Business Unit Manager as the Bay Area biotechnology revolution was unfolding. At Genentech, Mr. Hollis was instrumental in the launch of two blockbuster pharmaceutical products—Protropin (human growth hormone) and Activase (tissue plasiminogen activator). Following those successful product launches, Mr. Hollis joined Instromedix, a manufacturer of cardiac monitoring devices, as General Manager and Vice President of Marketing and Sales, and subsequently was named Chief Operating Officer of Bioject Medical, a manufacturer of needleless drug delivery devices. In 1994 he acted on his vision of founding a new pharmaceutical company, Hollis-Eden, which he initially self-funded and successfully brought public in 1997. Mr. Hollis received his B.A. in Psychology from San Francisco State University after studying the humanities while attending St. Mary’s College.

Daniel D. Burgess became Chief Operating Officer and Chief Financial Officer of Hollis-Eden in 1999. Mr. Burgess resigned from the Company effective May 7, 2007. Mr. Burgess joined Hollis-Eden from Nanogen Inc., where he served as Vice President and Chief Financial Officer. Prior to joining Nanogen in 1998, Mr. Burgess spent ten years with Gensia Sicor, Inc. (acquired by Teva Pharmaceutical Industries Limited) and Gensia Automedics, Inc., a partially owned subsidiary of Gensia Sicor. He served as President and a director of Gensia Automedics, where he was responsible for all functional areas of this medical products company. In addition, he was Vice President and Chief Financial Officer of Gensia Sicor, where he was responsible for finance, investor relations, business development and other administrative functions. Prior to joining Gensia, Mr. Burgess held positions at Castle & Cooke, Inc. and Smith Barney, Harris Upham and Company. He received a degree in Economics from Stanford University and an M.B.A. from Harvard Business School. Mr. Burgess is a member of the Board of Directors of Santarus, Inc. and Metabasis Therapeutics, Inc.

James M. Frincke, Ph.D., joined Hollis-Eden as Vice President, Research and Development in 1997, was promoted to Executive Vice President in 1999, and to Chief Scientific Officer in 2001. Dr. Frincke joined Hollis-Eden from Prolinx, Inc., where he served as Vice President, Therapeutics Research and Development from 1995 to 1997. During his 24 years in the biotechnology industry, Dr. Frincke has managed major development programs including drugs, biologicals, and cellular and gene therapy products aimed at the treatment of cancer, infectious diseases and organ transplantation. Since joining the biotechnology industry, Dr. Frincke has held vice president, research and development positions in top tier biotechnology companies including Hybritech/Eli Lilly and SyStemix Inc. (acquired by Novartis). In various capacities, he has been responsible for all aspects of pharmaceutical development including early stage research programs, product evaluation, pharmacology, manufacturing, and the management of regulatory and clinical matters for lead product opportunities. Dr. Frincke has authored or co-authored more than 100 scientific articles, abstracts and regulatory filings. Dr. Frincke received his B.S. in Chemistry and his Ph.D. in Chemistry from the University of California, Davis. Dr. Frincke completed his postdoctoral work at the University of California, San Diego.

Eric J. Loumeau became Vice President, Corporate General Counsel in 1999. Mr. Loumeau joined Hollis-Eden from the law firm of Cooley Godward LLP, where he had primary responsibility for Hollis-Eden’s account for the previous four years. As a partner at Cooley Godward, Mr. Loumeau represented a number of private and public companies in corporate and securities law matters. He joined the firm in 1995 from Skadden, Arps, Slate, Meagher and Flom, where he was an associate for four years. Mr. Loumeau attended Harvard Law School and the University of California, Berkeley, Boalt Hall School of Law, where he received a J.D. degree. He holds a B.S. degree in Business Administration with an emphasis in finance from Brigham Young University.

Robert L. Marsella became Vice President of Business Development and Marketing of Hollis-Eden in 1997, and was promoted to Senior Vice President of Business Development and Marketing in 2004. Mr. Marsella has more than 25 years of medical sales, marketing, and distribution experience. Prior to joining Hollis-Eden, Mr. Marsella acted as a distributor of various cardiac related hospital products for a number of years. In addition, he has also served as Regional Manager for Genentech and launched ActivaseTM, t-pa (a biopharmaceutical drug) in the Western United States. Prior to joining Genentech, Mr. Marsella marketed intravenous infusion pumps for Imed Corporation for four years. Mr. Marsella began his career as a field sales representative and soon after was promoted to regional sales manager for U.S. Surgical Corporation, Auto Suture division. Mr. Marsella received his B.A. degree from San Diego State University.

Christopher L. Reading, Ph.D., became Vice President of Scientific Development in 1999 and was promoted to Executive Vice President, Scientific Development in 2002. Prior to joining Hollis-Eden, Dr. Reading was Vice President of Product and Process Development at Novartis Inc.-owned SyStemix Inc. During this time, he successfully filed three investigational new drug applications (INDs) in the areas of stem cell therapy technology and stem cell gene therapy for HIV/AIDS. Prior to joining SyStemix, Dr. Reading served on the faculty of the M.D. Anderson Cancer Center in Houston for nearly 13 years. His positions there included Associate and Assistant Professor of Medicine in the Departments of Hematology and Tumor Biology. During his career, Dr. Reading has given more than 25 national and international scientific presentations, published more than 50 peer-reviewed journal articles and 15 invited journal articles as well as written nearly 20 book chapters, and received numerous grants and contracts which supported his research activities. Dr. Reading has served on the National Science Foundation Advisory Committee for Small Business Innovative Research Grants (SBIR) as well as on the editorial boards of Journal of Biological Response Modifiers and Molecular Biotherapy. He holds a number of patents for his work with monoclonal antibodies and devices. Dr. Reading received his Ph.D. in Biochemistry at the University of California at Berkeley and completed postdoctoral study in tumor biology at The University of California at Irvine. He earned his B.A. in biology at the University of California at San Diego.

Dwight R. Stickney, M.D., was appointed Vice President, Medical Affairs in 2003. He joined Hollis-Eden as Medical Director, Oncology in 2000. Dr. Stickney joined Hollis-Eden from the Radiation Oncology Division of Radiological Associates of Sacramento Medical Group, Inc., in Sacramento, California, where he served as an oncologist since 1993. While at Radiological Associates, he served as Chairman of the Radiation Oncology Division from 1997 to 1999 and was a member of the Radiation Study section of the National Institute of Health’s Division of Research Grants from 1993 to 1997. He also served as the Director of Radiation Research for Scripps Clinic and Research Foundation in La Jolla, California. Dr. Stickney has taught in medical academia as Associate Professor of Radiation Medicine at Loma Linda University School of Medicine and has served as Director of the International Order of Forresters Cancer Research Laboratory and on the board of directors of the California Division of the American Cancer Society. Earlier in his career, Dr. Stickney held positions with Burroughs Wellcome and the Centers for Disease Control, and academic teaching appointments at The University of California at Los Angeles and The University of California at Riverside. He has also served as a consultant for a number of biotechnology companies on the design and conduct of clinical trials. Dr. Stickney holds a Bachelor of Science in Microbiology, a Masters of Science in Immunology, and a M.D. from Ohio State University. In addition, he is certified as a Diplomat of the American Board of Internal Medicine and Hematology and a Diplomat of the American Board of Radiology, Therapeutic Radiology.

Robert W. Weber joined Hollis-Eden in 1996 and currently serves as Chief Accounting Officer and Vice President-Controller. Mr. Weber has over twenty-five years of experience in financial management. Mr. Weber has been employed at executive levels by multiple start-up companies and contributed to the success of several turnaround situations. He previously served as Vice President of Finance at Prometheus Products, a subsidiary of Sierra Semiconductor (now PMC Sierra), from 1994 to 1996, and Vice President Finance and Chief Financial Officer for Amercom, a personal computer telecommunications software publishing company, from 1993 to 1994. From February 1988 to August 1993, Mr. Weber served as Vice President Finance and Chief Financial Officer of Instromedix, a company that develops and markets medical devices and software. Mr. Weber brings a broad and expert knowledge of many aspects of financial management. In various capacities, he has been responsible for all aspects of finance and accounting including cost accounting, cash management, filings with the Securities and Exchange Commission, investor relations, private and venture financing, corporate legal matters, acquisitions/divestitures as well as information services and computer automation. Mr. Weber received a B.S. from GMI Institute of Technology (now Kettering University) and an M.B.A. from the Stanford Graduate School of Business.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of March 1, 2007 by: (i) each director and nominee for director; (ii) each of the executive officers named in the compensation table; (iii) all of our executive officers and directors as a group; and (iv) all those known to us to be beneficial owners of more than five percent of our common stock. Except as otherwise shown, the address of each stockholder listed is in care of Hollis-Eden at 4435 Eastgate Mall, Suite 400, San Diego, CA 92121.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Richard B. Hollis (2)	3,655,766	12.1%

Gruber & McBaine Capital Management, L.L.C. 50 Osgood Place, Penthouse San Francisco, CA 94133-4611	1,822,900	6.3%

James M. Frincke (3)	627,706	2.1%

Daniel D. Burgess (4)	395,709	1.4%

Thomas Charles Merigan (5)	282,667	1.0%

Christopher L. Reading (6)	217,293	*

Salvatore J. Zizza (7)	213,166	*

Eric J. Loumeau (8)	180,997	*

Brendan R. McDonnell (9)	80,002	*

Jerome M. Hauer (10)	43,611	*

Marc R. Sarni (11)	48,611	*

All executive officers and directors as a group (12 persons) (12)	6,325,425	19.3%

*	Less than one percent.

(1)

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 28,918,901 shares outstanding on March 1, 2007, adjusted as required by rules promulgated by the Securities and Exchange Commission.

(2)	Includes 1,365,267 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007 and 2,158 shares held under our 401(k) plan.

(3)

Includes 580,766 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007 and 5,736 shares held under our 401(k) plan in his name. Also includes 30,564 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007 and 2,765 shares held under our 401(k) plan in his spouse’s name.

(4)

Includes 383,500 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007 and 5,459 shares held under our 401(k) plan. Mr. Burgess resigned from the Company effective May 7, 2007.

(5)	Includes 282,667 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007.

(6)	Includes 208,668 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007 and 5,812 shares held under our 401(k) plan.

(7)

Includes 81,666 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007. Also includes 1,500 shares held in trust in the name of his children, with respect to which Mr. Zizza disclaims beneficial ownership.

(8)	Includes 172,188 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007 and 5,196 shares held under our 401(k) plan.

(9)	Includes 70,002 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007.

(10)	Includes 43,611 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007.

(11)	Includes 43,611 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007.

(12)	Includes 3,793,236 shares subject to options which are presently exercisable or will become exercisable within 60 days of March 1, 2007 and 37,297 shares held under our 401(k) plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR COMPENSATION

For 2006, each non-employee director received an annual retainer of $10,000, a fee of $2,500 per in-person board meeting attended, and a fee of $1,000 per telephonic board or telephonic committee meeting attended. Also, directors who serve as committee chairmen for board committees received an additional annual retainer of $2,500 per year. In April 2006, we entered into an agreement with The Hauer Group under which The Hauer Group provides us strategic consulting advice. Jerome Hauer, one of our directors, is the chief executive officer of The Hauer Group. Mr. Hauer and his wife are the sole owners of The Hauer Group. Under the terms of the agreement, we agreed to pay The Hauer Group $4,950 per month for its consulting services. We also grant discretionary stock options to non-employee members of our board of directors. In February 2006, the five independent directors of our board were granted options covering an aggregate of 75,000 shares of our common stock, at an exercise price of $6.19 per share, under the 2005 Directors’ Plan (40,000 shares) and the 2005 Equity Plan (35,000 shares). In April 2006, Mr. Zizza was granted an additional stock option to purchase up to 30,000 shares of our common stock, at an exercise price of $5.52 per share, under the 2005 Equity Plan in connection with his appointment as the Lead Independent Director in March 2006. In December 2006 our six non-employee directors were granted options covering an aggregate of 100,000 shares of our common stock, at an exercise price of $5.43 per share, under the 2005 Directors’ Plan. The exercise prices for these options were equal to the fair market value of our common stock on the dates of the grants (based on the closing sale prices reported on The Nasdaq Global Market for the dates of grant).

The following table shows for the fiscal year ended December 31, 2006 certain information with respect to the compensation of all non-employee directors of the Company:

DIRECTOR COMPENSATION FOR FISCAL 2006

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
J. Paul Bagley(1)	$17,000	—	$81,535	—	—	—		98,535
Jerome M. Hauer	$17,000	—	$160,383	—	—	$44,960	(3)	222,343
Brendan R. McDonnell	$21,000	—	$77,576	—	—	—		98,576
Thomas C. Merigan	$18,500	—	$56,919	—	—	—		75,419
Marc R. Sarni	$18,500	—	$160,383	—	—	—		178,883
Salvatore J. Zizza	$21,000	—	$116,107	—	—	—		137,107

(1)	Mr. Bagley resigned from our board of directors effective February 28, 2007.

(2)

Amounts are calculated utilizing the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-based Payments”. See Note 2, “Summary of Accounting Policies,” of the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for a discussion of the assumptions underlying valuation of our equity awards.

(3)	Amounts shown in this column are for consulting services performed by Mr. Hauer apart from his services as a director of the Company as discussed above.

A director who is also employee of the Company such as Mr. Hollis, our Chairman and Chief Executive Officer, is not additionally compensated for his services as a director. Mr. Hollis’ compensation is summarized in the “Summary Compensation Table” appearing under the caption “Executive Compensation” below.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses the principles underlying our executive compensation decisions and the most important factors relevant to an analysis of these decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and places in perspective the data presented in the tables and other quantitative information that follows this section.

Executive compensation philosophy and objectives

The Compensation Committee of our board of directors approves, administers and interprets our executive compensation and benefit policies, including our 2005 Equity Incentive Plan. The compensation of our executive officers is designed to attract highly qualified executives with the ability, skills and potential necessary for Hollis-Eden to achieve its corporate strategies, to reward those individuals adequately and fairly over time, and to retain those individuals who continue to perform at or above our expectations. Our executive officers’ compensation has three primary components—base salary, a yearly discretionary cash bonus, and long-term incentive compensation in the form of stock options and restricted stock awards. In addition, our executive officers are provided with benefits that are generally available to all of our salaried employees, including matching contributions, in the form of Company stock, into our executive officers’ 401(k) accounts.

Our Compensation Committee views all three components of our executive compensation as related but distinct. Although our Compensation Committee reviews total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. Our Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid-out compensation, between cash and non-cash compensation, or among different forms of compensation. This is due in part to the relatively small size of our executive team and the need to tailor each executive officer’s award to attract and retain that executive officer. Our Compensation Committee determines the appropriate level for each compensation component based in part, but not exclusively, on our Company’s view of internal equity and consistency, individual performance and other information the Compensation Committee deems relevant, such as the survey data referred to below.

Primary components of executive compensation

As described above, the aggregate compensation paid to our executive officers is comprised of three primary components: base salary, a yearly discretionary cash bonus, and long-term incentive compensation in the form of stock options and restricted stock awards. Each component is described below in more detail.

Base salary. Our Compensation Committee fixes the base salary of each of our executive officers at a level it believes enables us to hire and retain these individuals and to reward our executive officers for satisfactory individual performance and a satisfactory level of contribution to our overall business goals. In determining the base salaries of our executive officers, the Compensation Committee also takes into account the base salaries paid to executives in other companies with which we believe we compete for talent, including companies of similar size and stage of development operating in the biotechnology industry, as well as other private and public companies located in our geographical location. For newly hired executive officers, the base salary is initially established through negotiation at the time the executive officer is hired, taking into account such executive officer’s qualifications, experience, prior salary and competitive salary information and any unique personal circumstance that motivated the executive officer to leave his or her prior position and join Hollis-Eden. Year-to-year adjustments to each executive officer’s base salary, if any, are based upon individual performance for that year, changes in the general level of base salaries of persons in comparable positions within our industry and geographical location, and the average merit salary increase for such year for all of our employees, as well as other factors the Compensation Committee judges to be pertinent during that assessment period. Our

Compensation Committee subscribes to certain executive compensation surveys and other databases, such as, most recently, the Radford Surveys + Consulting Biotechnology Executive Compensation Survey—2005, and reviews them periodically, when making executive hiring decisions and when reviewing executive compensation.

In addition, in late 2004 the Compensation Committee contracted with Mercer Human Resource Consulting, a consulting firm, to review and analyze the compensation packages, including base salary levels, offered by other biotechnology and pharmaceutical companies. Our Compensation Committee realizes that benchmarking the Company’s compensation against the compensation earned at comparable companies may not always be appropriate, but believes that engaging in a comparative analysis of the Company’s compensation practices is useful at this point in the life cycle of the Company. The Compensation Committee has also historically taken into account input from other sources, including, but not limited to, input from other independent members of our board of directors and publicly available data relating to the compensation practices and policies of other companies within and outside of our industry. Generally, the salaries for our executive officers are adjusted effective January 1 of each year.

Annual discretionary cash bonuses. The annual cash bonus payments to our executive officers are entirely discretionary except that the annual bonus for our Chief Executive Officer, established as part of his employment agreement with us, has a minimum target bonus amount of 50% of his base salary upon his achievement of any of the performance targets mutually agreed to by our board of directors and our Chief Executive Officer annually, in advance of the applicable year. We utilize annual incentive bonuses to compensate our executive officers for achieving Company financial and operational goals. These objectives relate generally to Company-wide goals and performance objectives, as well as other strategic factors such as establishment and maintenance of key strategic relationships, development of our product candidates, identification and advancement of additional product candidates, advancement of scientific research and to financial factors such as raising capital, improving our results of operations and increasing the price per share of our common stock. Our Compensation Committee believes that it is most appropriate and meaningful at this point in the life cycle of the Company to determine discretionary cash bonus amounts, if any, to our executive officers, other than our Chief Executive Officer, based upon our management team’s performance and achievement of Company-wide goals as a whole rather than solely upon an individual executive officer’s achievement of individual performance objectives and departmental or functional area goals. Bonus payment recommendations for executive officers other than our Chief Executive Officer are initiated by the Chief Executive Officer and submitted to the Compensation Committee for review. Bonus payment recommendations for our Chief Executive Officer are initiated by the Compensation Committee.

Long term equity incentive awards. We use stock options and restricted stock awards to reward long-term performance. These options and restricted stock awards are intended to produce significant value for each executive officer if our performance is positive and if the executive officer has an extended tenure with the Company. To conserve our cash resources, we place special emphasis on equity-based incentives to attract, retain and motivate executive officers as well as other employees. The Compensation Committee provides our executive officers with long-term incentive compensation through grants of stock options and restricted stock awards, generally under the 2005 Equity Incentive Plan. We believe that stock options provide our executive officers with the opportunity to purchase and maintain an equity interest in Hollis-Eden and to share in the potential appreciation of the value of our common stock. We believe that stock options align employee incentives with that of our stockholders because options have value only if our stock price increases over time. The stock options also utilize vesting periods that encourage executive officers to continue in their employment with us. However, because of the evolution of regulatory, tax and accounting treatment of equity incentive programs and because it is important to us to retain our executive officers and key employees, we realize that it is important that we utilize other forms of equity awards as and when we may deem necessary. For example, in 2006, we granted restricted stock awards to our executive officers, as we believed that this was a more efficient way to reward them for and motivate them toward superior performance. The Compensation Committee considers the grant of each option or restricted stock award subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of our long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration. Grants are made to all employees when hired based on salary level and position. All employees, including executive officers, are eligible for subsequent, discretionary grants, which are generally based on either individual or corporate performance as well as the position held within the Company. All of the option grants and restricted stock awards made to our executive officers in 2006 were made at the fair market value of our common stock on the grant date, determined by the closing market value of our common stock as reported on The Nasdaq Global Market on the date of grant. We do not have any program, plan or obligation that requires us to grant equity compensation to any executive officers on specified dates. The authority to make equity grants to executive officers rests with our Compensation Committee, although, as noted above, the Compensation Committee does consider the recommendations of our Chief Executive Officer in setting the compensation of our other executive officers.

Severance and change in control benefits

Each of Messrs. Hollis and Burgess has a provision in his employment agreement providing for certain severance benefits in the event of termination without cause and each of Messrs. Hollis, Burgess and Loumeau has a provision in his employment agreement providing for the acceleration of his then unvested options in the event of termination without cause following a change in control of the Company. These severance and acceleration provisions are described in the “Employment, Severance and Change of Control Agreements” section below, and certain estimates of these change of control benefits are provided in “Potential Payments Upon Termination or Change of Control” section below.

Other benefits

Our executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case on the same basis as our other employees. There were no special benefits or significant perquisites provided to any executive officer in 2006.

Material tax and accounting implications of executive compensation policies

We account for the equity compensation expense for our employees under the rules of SFAS 123R, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. Unless and until we achieve sustained profitability, the availability to us of a tax deduction for compensation expense is not material to our financial position. We structure discretionary cash bonus compensation so that it is taxable to our employees at the time it becomes available to them. Federal income tax law prohibits publicly held companies from deducting certain compensation paid to a named executive officer that exceeds $1 million during the tax year. To the extent that compensation is based upon the attainment of performance goals set by the Compensation Committee pursuant to plans approved by our stockholders, such compensation is not included in the computation of this limit. Although the Compensation Committee intends, to the extent feasible and where it believes it is in the best interests of the Company and our stockholders, to attempt to qualify executive compensation as tax deductible, it does not intend to permit this tax provision to dictate the Compensation Committee’s development and execution of effective compensation plans.

Executive compensation review process

Our Compensation Committee currently performs an annual strategic review of our executive officers’ cash compensation and share and option holdings to determine whether they provide adequate incentives and motivation to our executive officers and whether they adequately compensate our executive officers relative to comparable executive officers in other companies. Our Compensation Committee’s most recent review occurred in December 2006. Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also our Chief Executive Officer and our Chief Accounting Officer. For compensation decisions, relating to executive officers (other than our Chief Executive Officer)

including, but not limited to, decisions regarding the grant of equity compensation, the Compensation Committee typically considers the recommendations of our Chief Executive Officer.

2006 Executive compensation decisions

February 2006 Compensation Committee meeting. At its February 2006 committee meeting, our Compensation Committee performed a review of our executive officers’ cash compensation and share and option holdings in order to determine the compensation for our executive officers for 2006. After completing its review, our Compensation Committee took the following compensation actions at this meeting:

•

2006 Base salaries: The Compensation Committee determined that, other than increases consistent with the average merit salary increase for 2006 for all of our employees, the base salaries for our executive officers should not be increased from their 2005 levels. The 2006 base salaries for our named executive officers were reflected in the summary compensation table in our proxy statement for last year’s annual meeting of stockholders.

•

2005 Discretionary cash bonuses: At its February 2006 meeting, the Compensation Committee received compensation recommendations as well as a performance assessment from our Chief Executive Officer for our executive officers that outlined our management team’s performance as a whole relative to our Company goals and objectives. After reviewing this assessment and the compensation recommendations, the Compensation Committee determined that Mr. Burgess and Drs. Frincke and Reading had each earned a cash bonus amount of $40,000 for 2005 and Mr. Loumeau had earned a cash bonus amount of $35,000 for 2005. These bonus amounts were paid in January 2006 and were reflected in the summary compensation table for our named executive officers in our proxy statement for last year’s annual meeting of stockholders. In determining the 2005 bonus amount for Mr. Hollis, our Chief Executive Officer, the Compensation Committee again reviewed the Company’s overall performance and Mr. Hollis’ contribution to our success. The Compensation Committee noted that Mr. Hollis has overall responsibility for the execution of our annual and long-term plans consistent with our strategy. Under Mr. Hollis’ leadership, we made significant progress in 2005 toward those goals. After reviewing Mr. Hollis’ achievement of performance objectives relative to the Company’s overall performance, the Compensation Committee determined that a cash bonus amount of $250,000 (50% of Mr. Hollis’ 2005 base salary) was merited. Mr. Hollis’ 2005 bonus was paid in February 2006 and was included in the summary compensation table for our named executive officers contained in our proxy statement for last year’s annual meeting of stockholders.

•

Equity compensation: The Compensation Committee approved the grant of additional stock options as well as the grant of restricted stock awards to our executive officers. The number and value of the shares subject to the February 2006 option grants and restricted stock awards to our executive officers is reflected in the “Summary Compensation Table” and “Grants of Plan-Based Awards” tables below.

December 2006 Compensation Committee meeting. At its December 2006 meeting, our Compensation Committee performed a review of our executive officers’ cash compensation and share and option holdings in order to determine the compensation for our executive officers for 2007. After completing its review, our Compensation Committee took the following compensation actions at this meeting:

•

2007 Base salaries: The Compensation Committee determined that, other than increases consistent with the average merit salary increase for 2007 for all of our employees, the base salaries for our executive officers should not be increased from their 2006 levels. The 2007 base salaries for our named executive officers are as follows:

Executive Officer	2007 Base Salary
Richard B. Hollis Chairman of the Board, President and Chief Executive Officer	$532,480
Daniel D. Burgess Chief Operating Officer and Chief Financial Officer	343,252
James M. Frincke, Ph.D. Chief Scientific Officer	298,480
Eric J. Loumeau Vice President, Corporate General Counsel	271,830
Christopher L. Reading, Ph.D. Executive Vice President, Scientific Development	260,104

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2006 Discretionary cash bonuses: In determining the 2006 discretionary cash bonus amounts for our executive officers, other than our Chief Executive Officer, the Compensation Committee reviewed a performance assessments and compensation recommendations made by our Chief Executive Officer. The performance assessment outlined the extent to which our management team as a whole performed relative to our Company goals and objectives. After reviewing the Company’s overall performance and achievement of annual goals and objectives and the management team’s contribution to this performance and achievement, the Compensation Committee determined that for our executive officers, other than our Chief Executive Officer, a bonus amount equal to 20% of each executive officer’s 2006 base salary had been earned for 2006. These bonus amounts were paid in January 2007 and are reflected in the “Summary Compensation Table” below. In determining the 2006 bonus amount for Mr. Hollis, our Chief Executive Officer, the Compensation Committee noted that under Mr. Hollis’ leadership, we made significant progress in 2006 toward those goals. Mr. Hollis continued to focus management on building our platform of product candidates and continuously prioritizing resources among existing and emerging product candidates in order to maximize short and long-term returns given our limited resources. Mr. Hollis led our efforts in responding to the Request for Proposal, or RFP, issued by the U.S. Department of Health and Human Services in late 2005 for therapeutics to treat acute radiation syndrome culminating in the submission of our comprehensive response to the RFP detailing the potential for our product candidate, NEUMUNE®. Mr. Hollis also led our efforts in bringing forward our next-generation product candidates, HE3286, for type 2 diabetes and HE3235, for hormone driven prostate and breast cancer. Mr. Hollis was also responsible for overseeing our efforts to continue to raise necessary funds for ongoing operations and oversaw negotiations with our investors relating to financing terms. Our Compensation Committee also recognized Mr. Hollis significant contributions in defining and maintaining our corporate culture and collegial, inclusive team-building work environment. After reviewing Mr. Hollis’ achievement of individual performance objectives as well the Company’s overall performance, the Compensation Committee determined that a bonus amount of $385,000 (approximately 75% of Mr. Hollis’ 2006 base salary) was merited. Mr. Hollis’ 2006 bonus was paid in February 2007 and is reflected in the “Summary Compensation Table” below.

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Equity compensation: The Compensation Committee also approved the grant of additional stock options to our executive officers at its December 2006 meeting. The number and value of the shares subject to the December 2006 option grants to our executive officers is reflected in the “Summary Compensation Table” and “Grants of Plan-Based Awards” tables below.

SUMMARY COMPENSATION TABLE

The following table shows for the fiscal year ended December 31, 2006, compensation awarded to or paid to, or earned by, our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers (the “Named Executive Officers”).

Summary Compensation Table for Fiscal 2006

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)		Total ($)
Richard B. Hollis Chairman of the Board and Chief Executive Officer	2006	$512,000	$385,000	$32,818	$817,138	$936		$1,747,892
Daniel D. Burgess Chief Financial Officer and Chief Operating Officer (4)	2006	$330,050	$66,010	$12,307	$257,117	$7,500		$672,984
Dr. James M. Frincke Chief Scientific Officer	2006	$287,000	$57,400	$12,307	$326,738	$12,875	(3)	$696,320
Eric J. Loumeau Vice President, Corporate General Counsel	2006	$261,375	$52,275	$5,130	$127,683	$7,129		$453,592
Dr. Christopher L. Reading Executive Vice President, Scientific Development	2006	$250,100	$50,020	$5,130	$156,334	$7,161		$468,745

(1)

Amounts are calculated utilizing the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-based Payments”. See Note 2 “Summary of Accounting Policies” of the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for a discussion of the assumptions underlying valuation of our equity awards.

(2)

Amounts shown in this column include company match for each Named Executive Officer’s contributions to the Company’s 401(k) plan as well as life insurance premiums paid on behalf of each Named Executive Officer.

(3)	The amount shown includes a pay out of $5,519 in accrued paid time off to Dr. Frincke.

(4)	Mr. Burgess resigned from the Company effective May 7, 2007.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

We have entered an employment agreement with Mr. Hollis, our Chairman of the Board, President and Chief Executive Officer, which includes a minimum bonus based on a formula that takes into account our achievements. In addition, if Mr. Hollis’ employment is terminated without cause, Mr. Hollis shall be entitled to the following: (i) base salary through the date of termination, (ii) annual base salary in effect at the time of termination times five, (iii) an amount equal to the prior calendar year’s bonus awarded to Mr. Hollis times five, (iv) immediate vesting of all unvested stock options to purchase shares of our common stock held by Mr. Hollis, and the continuation of the exercise period of all stock options held by Mr. Hollis until the final expiration of the original terms of such stock options, and (v) continued receipt for three years of all employee benefit plans and programs in which Mr. Hollis and his family were entitled to participate immediately prior to the date of termination. The employment agreement further provides that if Mr. Hollis’ employment is terminated within one year of the occurrence of a change in control of Hollis-Eden, upon execution by Mr. Hollis of a waiver and release of claims, the new company shall pay Mr. Hollis the same benefits described in (i) through (v) above. In addition, the agreement provides that Mr. Hollis has the right, in specified circumstances, to require us to nominate him and two of his designees for election to our board. If this provision is violated, Mr. Hollis will be entitled to the same benefits described in (i) through (v) above. To date, however, Mr. Hollis has not exercised this right.

We have entered into an employment agreement with Mr. Burgess, our Chief Operating Officer and Chief Financial Officer, which provides that if Mr. Burgess’ employment is terminated without cause, he will receive one year’s severance pay, with benefits in place throughout the severance period. Additionally, his stock options will continue to vest throughout the severance period, with 90 days beyond that to exercise. The agreement also provides that in the event that a third party acquires 50% or more of our voting stock or acquires substantially all of our assets or in the event of a change of control of Hollis-Eden (as now or in the future defined in the our option plan), all of Mr. Burgess’ then unvested stock options shall automatically immediately become vested and fully exercisable.

We have entered into an employment agreement with Mr. Loumeau, our Vice President, Corporate General Counsel, providing that in the event that a third party acquires 50% or more of our voting stock or acquires substantially all of our assets or in the event of a change of control of Hollis-Eden (as now or in the future defined in the our option plan), all of Mr. Loumeau’s then unvested stock options shall automatically immediately become vested and fully exercisable.

GRANTS OF PLAN-BASED AWARDS

The following table shows for the fiscal year ended December 31, 2006, certain information regarding grants of plan-based awards to the Named Executive Officers:

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2006

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)

Richard B. Hollis	12/11/2006		160,000	$5.43	$645,133
	02/13/2006		72,000	6.20	332,175
	02/13/2006	24,000		6.20	148,800

Daniel D. Burgess (2)	12/11/2006		50,000	5.43	201,604
	02/13/2006		27,000	6.20	124,565
	02/13/2006	9,000		6.20	55,800

James M. Frincke	12/11/2006		60,000	5.43	241,925
	02/13/2006		27,000	6.20	124,565
	02/13/2006	9,000		6.20	55,800

Eric J. Loumeau	12/11/2006		25,000	5.43	100,802
	02/13/2006		11,250	6.20	51,902
	02/13/2006	3,750		6.20	23,250

Christopher L. Reading	12/11/2006		25,000	5.43	100,802
	02/13/2006		11,250	6.20	51,902
	02/13/2006	3,750		6.20	23,250

(1)

Amounts are calculated utilizing the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-based Payments”. See Note 2 “Summary of Accounting Policies” of the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for a discussion of the assumptions underlying valuation of our equity awards.

(2)	Mr. Burgess resigned from the Company effective May 7, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR–END.

The following table shows for the fiscal year ended December 31, 2006, certain information regarding outstanding equity awards at fiscal year end for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(8)
Richard B. Hollis	80,000		$13.25	12/31/2008	(1)	24,000	(7)	$126,240
	126,667		10.56	11/14/2009	(2)
	300,000		16.63	12/31/2008	(2)
	160,000		6.50	12/09/2010	(3)
	160,000		9.91	01/08/2012	(3)
	80,000		9.91	01/08/2012	(1)
	80,000		12.25	06/24/2013	(1)
	153,333	6,667	5.29	02/25/2013	(3)
	116,667	43,333	14.97	01/15/2014	(3)
	57,200	67,600	10.75	02/10/2015	(3)
		72,000	6.20	02/12/2016	(3)
		160,000	5.43	12/10/2016	(3)

Daniel D. Burgess (9)	165,000		13.63	08/05/2009	(4)	9,000	(7)	47,340
	50,000		6.50	12/09/2010	(3)
	50,000		9.91	01/08/2012	(3)
	47,917	2,083	5.29	02/25/2013	(3)
	36,458	13,542	14.97	01/15/2014	(3)
	17,875	21,125	10.75	02/10/2015	(3)
		27,000	6.20	02/12/2016	(3)
		50,000	5.43	12/10/2016	(3)

James M. Frincke	167,500		6.75	11/02/2007	(2)	9,000	(7)	47,340
	25,000		13.25	09/27/2008	(2)
	64,166		10.56	11/14/2009	(2)
	65,000		6.50	12/09/2010	(3)
	45,000		6.50	12/09/2010	(2)
	60,000		9.91	01/08/2012	(3)
	57,500	2,500	5.29	02/25/2013	(3)
	10,000		12.25	06/24/2013	(5)
	46,667	17,333	14.97	01/15/2014	(3)
	21,450	25,350	10.75	02/10/2015	(3)
		27,000	6.20	02/12/2016	(3)
		60,000	5.43	12/10/2016	(3)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(8)
Eric J. Loumeau	65,000		10.56	11/14/2009	(6)	3,750	(7)	19,725
	23,500		6.50	12/09/2010	(3)
	25,000		9.91	01/08/2012	(3)
	23,958	1,042	5.29	02/25/2013	(3)
	18,229	6,771	14.97	01/15/2014	(3)
	8,938	10,562	10.75	02/10/2015	(3)
		11,250	6.20	02/12/2016	(3)
		25,000	5.43	12/10/2016	(3)

Christopher L. Reading	45,000		16.63	01/03/2009	(2)	3,750	(7)	19,725
	15,417		10.56	11/14/2009	(2)
	21,354		6.50	12/09/2010	(3)
	40,000		9.91	01/08/2012	(3)
	13,333		9.91	01/08/2012	(1)
	23,958	1,042	5.29	02/25/2013	(3)
	10,000		12.25	06/24/2013	(5)
	22,604	8,396	14.97	01/15/2014	(3)
	8,938	10,562	10.75	02/10/2015	(3)
		11,250	6.20	02/12/2016	(3)
		25,000	5.43	12/10/2016	(3)

(1)	These grants vested immediately upon date of grant.

(2)	These grants vest for 1/3rd of the total number of shares on the first year anniversary of the date of grant; 1/36th of the total shares vest each month thereafter.

(3)	These grants vest for 1/4th of the total number of shares on the first year anniversary of the date of grant; 1/48th of the total shares vest each month thereafter.

(4)

15,000 shares underlying this grant vested immediately upon the date of grant; 1/3rd of the remaining shares vested on the first year anniversary of the date of grant; the remaining shares vested in 24 equal monthly installments thereafter.

(5)	These grants vest for 1/4th of the total number of shares immediately upon the date of grant; 1/36th of the total shares vest each month thereafter.

(6)

10,000 shares underlying this grant vested immediately upon the date of grant; 1/3rd of the remaining shares vested on the first year anniversary of the date of grant and the remaining shares vested in 24 equal monthly installments thereafter.

(7)

These restricted stock awards vest over 4 years with 25% of the total shares vesting on the first anniversary of the date of grant and 12.5% of the remaining shares vesting each six-month period thereafter.

(8)	The amounts reflected in this column represents the closing price of a share of our common stock on December 29, 2006 ($5.26) multiplied by the number of shares that have not vested.

(9)	Mr. Burgess resigned from the Company effective May 7, 2007. Mr. Burgess’ options cease vesting on May 7, 2007. Mr. Burgess has until August 5, 2007 to exercise his vested options.

OPTION EXERCISES AND STOCK VESTED

None of our Named Executive Officers exercised options or had shares of stock vest during the fiscal year ended December 31, 2006.

PENSION BENEFITS

None of our Named Executive Officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us. The Compensation Committee may elect to adopt qualified or non-qualified defined benefit plans in the future if the Compensation Committee determines that doing so is in our best interests.

NONQUALIFIED DEFERRED COMPENSATION

None of our Named Executive Officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us. The Compensation Committee may elect to provide our officers and other employees with non-qualified defined contribution or other nonqualified deferred compensation benefits in the future if the Compensation Committee determines that doing so is in our best interests.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The summary below sets forth potential payments payable to certain of our current Named Executive Officers upon termination of employment or a change in control of the Company, assuming that such termination was effective as of December 31, 2006. The Compensation Committee may in its discretion, and with the approval of the applicable Named Executive Officer, revise, amend or add to these benefits in the future if it deems doing so advisable and in our best interests.

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Under Mr. Hollis’ employment agreement, if he is terminated without cause or if he terminates his employment for sufficient reason, upon execution by Mr. Hollis of a waiver and release of claims, he shall be entitled to the following: (i) base salary through the date of termination, (ii) annual base salary in effect at the time of termination times five, (iii) an amount equal to the prior calendar year’s bonus awarded to Mr. Hollis times five, (iv) immediate vesting of all unvested stock options to purchase shares of our common stock held by Mr. Hollis, and the continuation of the exercise period of all stock options held by Mr. Hollis until the final expiration of the original terms of such stock options, and (v) continued receipt for three years of all employee benefit plans and programs in which Mr. Hollis and his family were entitled to participate immediately prior to the date of termination. Currently, Mr. Hollis’ annual base salary is $532,480 and his 2006 bonus amount was $385,000. Assuming that Mr. Hollis was terminated effective December 31, 2006, he would be entitled to receive a lump sum of $4,587,400 within thirty days of such termination, representing the benefits described in (i) and (ii) above, the acceleration of the vesting of 349,600 shares of common stock subject to outstanding unvested stock options as of December 31, 2006 with an aggregate value equal to $0 (based on the spread between the closing price of our common stock on December 31, 2006 of $5.26 and the exercise price of the stock options) and continued employee benefits for he and his family for three years following such termination at an estimated aggregate cost of $54,684. In addition, Mr. Hollis’ employment agreement provides that if Mr. Hollis’ employment is terminated within one year of the occurrence of a change in control of the Company, upon execution by Mr. Hollis of a waiver and release of claims, the successor company shall pay Mr. Hollis the same benefits described in (i) through (v) above. Under Mr. Hollis’ employment agreement, “sufficient reason” means any one or more of the following events: (i) the occurrence of a change in control of the Company, (ii) the failure by the Company to comply with any material provision of Mr. Hollis’ employment agreement and such failure has continued for a period of ten days after notice of such failure has been given by Mr. Hollis to the Company, (iii) the assignment to Mr. Hollis of any duties materially inconsistent with his status as the Chairman, President and Chief Executive Officer of the Company or the reduction of Mr. Hollis’ authority as provided hereunder, and (iv) the reduction by the Company in Mr. Hollis’ base salary or as the same may be increased from time to time under the terms of the employment agreement, except for across-the-board salary reductions approved by 66-2/3% of our board of directors similarly affecting all management personnel of the Company; provided, however, that in no event shall Mr. Hollis’ base salary be reduced to an amount equal to less than 75% of the highest base salary at any time in effect during Mr. Hollis’ employment by the Company. Under Mr. Hollis’ employment agreement, a “change of control” of the Company shall be deemed to have occurred if and when: (i) any person or entity or group of persons and/or entities acting in concert shall acquire, directly or indirectly, beneficial ownership of more than twenty percent (20%) of the outstanding shares of voting stock of the Company or other securities of the Company convertible (after giving effect to such conversion) into more than twenty percent (20%) of the outstanding shares of voting stock of the Company, (ii) the Company is a participant in a merger or consolidation in which the Company does not survive as an independent company, (iii) the business or businesses of the Company for which Mr. Hollis’ services are principally performed are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets or otherwise or (iv) during any period of two consecutive years during the term of Mr. Hollis’ employment hereunder, individuals who at the beginning of such period constitute the board of directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

•

Under Mr. Burgess’ employment agreement, if his employment is terminated without cause, he will be entitled to receive severance pay equal to one year of his annual base salary as in effect at the time of termination, with benefits in place throughout the severance period. Additionally, his stock options will continue to vest throughout the severance period, with the ability to exercise such stock options for 90 days following the end of the severance period. Currently, Mr. Burgess’ annual base salary is $343,252. Assuming that Mr. Burgess was terminated effective December 31, 2006, he would be entitled to receive $343,252, continued employee benefits for he and his family for one year following such termination at an estimated aggregate cost of $16,056.00, and the continued vesting for one year of his outstanding unvested stock options as of December 31, 2006 resulting in the vesting of an additional 49,098 shares of common stock with an aggregate value equal to $0 (based on the spread between the closing price of our common stock on December 31, 2006 of $5.26 and the exercise price of the stock options). Mr. Burgess’ agreement also provides that in the event that a third party acquires 50% or more of our voting stock or acquires substantially all of our assets or in the event of a change of control of the Company (as now or in the future defined in the our option plan), all of Mr. Burgess’ then unvested stock options shall automatically immediately become vested and fully exercisable. Assuming that a change of the control of the Company was effective December 31, 2006, Mr. Burgess would be entitled to the acceleration of the vesting of 113,750 shares of common stock subject to outstanding unvested stock options as of December 31, 2006 with an aggregate value equal to $0 (based on the spread between the closing price of our common stock on December 31, 2006 of $5.26 and the exercise price of the stock options).

•

Under Mr. Loumeau’s employment agreement, in the event that a third party acquires 50% or more of our voting stock or acquires substantially all of our assets or in the event of a change of control of the Company (as now or in the future defined in the our option plan), all of Mr. Loumeau’s then unvested stock options shall automatically immediately become vested and fully exercisable. Assuming that a change of the control of the Company was effective December 31, 2006, Mr. Loumeau would be entitled to the acceleration of the vesting of 54,625 shares of common stock subject to outstanding unvested stock options as of December 31, 2006 with an aggregate value equal to $0 (based on the spread between the closing price of our common stock on December 31, 2006 of $5.26 and the exercise price of the stock options).

CERTAIN TRANSACTIONS

Dr. James Frincke’s wife serves as the Company’s Director of Accounting. She earned $110,989 in salary and bonus during fiscal year 2006 which was paid in February 2007 and received a stock option grant for 2,790 shares of the Company’s common stock at an exercise price of $5.64 per share and a second grant for 3,100 shares at an exercise price of $5.43 per share.

In May 1996, in accordance with anti-dilution privileges under a private financing that we conducted in March 1995, we issued Richard B. Hollis a warrant that presently represents a right to purchase 393,250 shares of our common stock at a price of $11.02 per share. In May 2000, the warrant was amended, pursuant to which the expiration date of the warrant was extended from January 7, 2002, to January 7, 2006. This warrant expired, unexercised, on January 7, 2006.

In March 1999, we entered into a consulting agreement with Jacmar/Viking, L.L.C. William H. Tilley, who was one of our directors, is a principal of Jacmar/Viking. As consideration for such consulting services, we issued to Jacmar/Viking a warrant to purchase an aggregate of 500,000 shares of our common stock at an exercise price of $20.50 per share. The warrant is not subject to any vesting provisions and had an original expiration date of March 2002. In March 2001, we entered into an amendment to the original consulting agreement and warrant, pursuant to which the expiration date for the warrant was extended to March 2003. In March 2003, we amended the warrant so that the warrant is now exercisable into an aggregate of 250,000 shares of our common stock at an exercise price of $10.00 per share. We also amended the warrant and the consulting agreement to extend the expiration date of the warrant to the earlier to occur of March 2006 or thirty days after the consulting agreement is terminated. This warrant expired, unexercised, in March 2006.

In March 1996, options to purchase a total of 125,000 shares of our common stock with an exercise price of $2.25 per share were issued to Dr. Merigan for consulting services. In March 2003, the options expired and we issued new options to Dr. Merigan to purchase a total of 125,000 shares of our common stock with an exercise price below market of $2.25. An accounting charge was booked by the Company at the time of the grant of this option. Dr. Merigan is one of our directors.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders wishing to receive a separate proxy statement and annual report in the future may also direct such a request to our Secretary, either in a written request sent to 4435 Eastgate Mall, Suite 400, San Diego, California 92121 or by telephone at (858) 587-9333.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

RICHARD B. HOLLIS

Chairman of the Board, President and

Chief Executive Officer

April 27, 2007

A COPY OF OUR ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, HOLLIS-EDEN PHARMACEUTICALS, INC., 4435 EASTGATE MALL, SUITE 400, SAN DIEGO, CALIFORNIA 92121.

Appendix A

HOLLIS-EDEN PHARMACEUTICALS, INC.

2005 EQUITY INCENTIVE PLAN

AS AMENDED ON APRIL 24, 2007

1. GENERAL.

(a) Successor and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Hollis-Eden Pharmaceuticals, Inc. 1997 Incentive Stock Option Plan (the “Prior Plan”). Following the Effective Date of this Plan, no additional stock awards shall be granted under the Prior Plan. Any shares remaining available for issuance pursuant to the exercise of options or settlement of stock awards under the Prior Plan shall be added to the share reserve of this Plan and available for issuance pursuant to Stock Awards granted hereunder. All outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan, except that the Board may elect to extend one or more of the features of the Plan to stock awards granted under the Prior Plan. Any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement shall be added to the share reserve of this Plan and become available for issuance pursuant to Stock Awards granted hereunder. All Stock Awards granted subsequent to the Effective Date of this Plan shall be subject to the terms of this Plan.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(c) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Restricted Stock Awards, (v) Stock Appreciation Rights, (vi) Restricted Stock Unit Awards, and (vii) Other Stock Awards.

(d) General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2. DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means (i) any corporation (other than the Company) in an unbroken ownership chain of corporations ending with the Company, provided each corporation in the unbroken ownership chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such ownership chain, and (ii) any corporation (other than the Company) in an unbroken ownership chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken ownership chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such ownership chain. The Board shall have the authority to determine (x) the time or times at which the ownership tests are applied, and (y) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(b) “Board” means the Board of Directors of the Company.

(c) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(d) “Cause” means with respect to a Participant, the occurrence of any of the following: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto, as such, do not Own, directly or indirectly, either (A) outstanding voting securities representing more than sixty percent (60%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than sixty percent (60%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 3(c).

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Hollis-Eden Pharmaceuticals, Inc., a Delaware corporation.

(j) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(p) “Effective Date” means the effective date of this Plan document, which is the date that this Plan is first approved by the Company’s stockholders.

(q) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(r) “Entity” means a corporation, partnership, limited liability company or other entity.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date of the Plan as set forth in Section 13, is the Owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities.

(u) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(v) “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an

Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(x) “Nonstatutory Stock Option” means any Option other than an Incentive Stock Option.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(aa) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of this Plan, such other person who holds an outstanding Option.

(cc) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(dd) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ee) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ff) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(hh) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii); stockholders’ equity; and (xxviii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(ii) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or a relevant index. At the time of the grant of any Stock Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(jj) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(kk) “Plan” means this Hollis-Eden Pharmaceuticals, Inc. 2005 Equity Incentive Plan.

(ll) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(mm) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(nn) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(oo) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(pp) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(qq) “Securities Act” means the Securities Act of 1933, as amended.

(rr) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

(ss) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(tt) “Stock Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Purchase Award, a Restricted Stock Award, a Stock Appreciation Right, a Restricted Stock Unit Award, or any Other Stock Award.

(uu) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(vv) “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(ww) “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(xx) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(yy) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

3. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To amend the Plan, subject to the limitations, if any, of applicable law. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law or applicable exchange listing requirements. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(viii) To amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

(ix) To amend the terms of any one or more Awards or stock awards granted under the Prior Plan, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. Except as otherwise provided in Section 5(e) herein, the Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee of Directors who need not be Outside Directors the authority to grant Awards to eligible persons who are either (I) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (II) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee of Directors who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Awards and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 3(d), (x) the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(u)(ii) above, and (y) Awards covering Inducement Shares (as defined in Section 5(e) herein) must be granted either by a majority of the Company’s independent directors or a committee comprised of a majority of independent directors.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate, the sum of (i) the number of shares remaining available for issuance under the Prior Plan as of the Effective Date, including shares subject to outstanding stock awards under the Prior Plan, (ii) an additional three hundred fifty thousand (350,000) shares approved by the stockholders at the 2005 Annual Meeting as part of the approval of this Plan, (iii) an additional five hundred thousand (500,000) shares approved by the stockholders at the 2006 Annual Meeting, (iv) one hundred thousand (100,000) shares of Common Stock that are subject to the limitations contained in Section 5(e) hereof, plus (v) one million five hundred thousand (1,500,000) shares approved by the stockholders at the 2007 Annual Meeting. Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A(8) and such issuance shall not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award (including the Stock Awards transferred from the Prior Plan on the Effective Date of this Plan) are forfeited to or repurchased by the Company, including any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall remain available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, Stock Appreciation Right, or the issuance of shares under a Stock Purchase Award, Restricted Stock Award, or Restricted Stock Unit Award, the number of shares that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for subsequent issuance under the Plan. Notwithstanding the foregoing, Inducement Shares (as defined in Section 5(e) herein) that revert to, or remain available for subsequent issuance under, the Plan may only be granted to the persons described in Section 5(e).

(c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 4(b), subject to the provisions of Section 11(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be seven million five hundred thousand (7,500,000) shares of Common Stock. Further, Inducement Shares (as defined in Section 5(e) herein) may not be used to grant Awards of Incentive Stock Options.

(d) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company.

5. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, and except with respect to Awards covering Inducement Shares, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than two hundred fifty thousand (250,000) shares of Common Stock.

(d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

(e) Inducement Shares. This Section 5(e) shall apply with respect to the One hundred thousand (100,000) shares of Common Stock reserved under this Plan by action of the Board on December 1, 2005 (the “Inducement Shares”). An Award covering Inducement Shares may be granted only to an Employee not previously an Employee or Director of the Company, or following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with the Company within the meaning of Rule 4350(i)(1)(A) of the NASD Marketplace Rules. In addition, notwithstanding any other provision of the Plan to the contrary, all such Awards covering Inducement Shares must be granted either by a majority of the Company’s independent directors or a committee comprised of a majority of independent directors.

6. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 5(b), no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(d) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(d) are:

(i) by cash or check;

(ii) bank draft or money order payable to the Company;

(iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iv) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(v) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares; provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(vi) in any other form of legal consideration that may be acceptable to the Board; provided, however, that such form of consideration may not include deferred payment through the use of a promissory note.

(e) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option upon the Optionholder’s request, provided that such transfer is in compliance with applicable tax and securities laws.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(g) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(h) Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability or upon a Change in Control) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(i) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in an Optionholder’s Option Agreement, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii) Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (A) in cash or by check at the time of purchase, (B) by past or future services actually rendered to the Company or an Affiliate, or (C) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board’s election, the price paid for all shares of Common Stock so repurchased or reacquired by the Company may be at the lesser of: (A) the Fair Market Value on the relevant date, or (B) the Participant’s original cost for such shares. The Company shall not be required to exercise its repurchase or reacquisition option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following the Participant’s purchase of the shares of Common Stock acquired pursuant to the Stock Purchase Award unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(b) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) past or future services actually rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(c) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of

Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(d) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant.

(ii) Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right granted as a stand-alone or tandem Stock Award shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii) Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(iv) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi) Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii) Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates (other than for Cause), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii) Termination for Cause. Except as explicitly provided otherwise in an Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(ix) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Stock Appreciation Rights will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. For example, such restrictions may include, without limitation, a requirement that a Stock Appreciation Right that is to be paid wholly or partly in cash must be exercised and paid in accordance with a fixed pre-determined schedule.

(e) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8. COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. USE OF PROCEEDS FROM SALES OF COMMON STOCK.

Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. MISCELLANEOUS.

(a) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting an offer by the Company of Common Stock to any Participant under the terms of a Stock Award shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is actually received or accepted by the Participant.

(b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

(g) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(h) Performance Stock Awards. A Performance Stock Award is a Stock Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum benefit to be received by any Participant in any calendar year attributable to Stock Awards described in this Section 10(h) shall not exceed the value of two hundred fifty thousand (250,000) shares of Common Stock.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 4(b), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 5(c) and 10(h), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Options and Stock Appreciation Rights shall terminate immediately prior to the completion of such dissolution or liquidation.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.

(i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3.

(ii) Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding

Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

(d) Change in Control. Notwithstanding anything to the contrary contained in Section 11(c) of the Plan, upon a Change in Control event described in Section 2(e)(i), 2(e)(ii), 2(e)(iii) or 2(e)(iv), each Stock Award held by a Participant whose Continuous Service has not terminated as of the date immediately prior to the effective date of such Change in Control shall automatically become fully vested (and any reacquisition or repurchase rights held by the Company with respect to the shares of Common Stock subject to such acceleration shall lapse in full, as appropriate) and, if applicable, each such Stock Award shall become immediately exercisable in full. In addition, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control described in Section 2(e)(v) as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

(e) Parachute Payments.

(i) If the acceleration of the vesting and exercisability of Stock Awards provided for in Sections 11(c) and 11(d), together with payments and other benefits of a Participant (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 11(e) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Participant in full, or (2) provided to such Participant as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Participant, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

(ii) The Company shall appoint a nationally recognized independent accounting firm (the “Accountant”) to make the determinations required hereunder, which accounting firm shall not then be serving as accountant or auditor for the individual, entity or group that effected the Change in Control. The Company shall bear all costs and expenses with respect to the determinations the Accountant may reasonably incur in connection with any calculations contemplated by this Section 11(e).

(iii) Unless the Company and such Participant otherwise agree in writing, any determination required under this Section 11(e) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date that triggers the Payment or a portion thereof):(A) reduction of cash payments; (B) cancellation of accelerated vesting of Options and other Stock Awards; and (C) reduction of other benefits paid to the Participant. If acceleration of vesting of Stock Awards is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of the Stock Awards (i.e., the earliest granted Stock Award cancelled last) unless the Participant elects in writing a different order for cancellation.

(iv) For purposes of making the calculations required by this Section 11(e), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Participant shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination.

(v) If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Participant is liable for the Excise Tax as a result of the Payment, then the Participant shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Participant challenges the final IRS determination, a final judicial determination, a portion of the Payment (the “Repayment Amount”). The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Participant’s net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Participant’s net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Optionholder shall pay the Excise Tax.

(vi) Notwithstanding any other provision of this Section 11(e), if (A) there is a reduction in the Payment as described above, (B) the IRS later determines that the Participant is liable for the Excise Tax, the payment of which would result in the maximization of the Participant’s net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (C) the Participant the Excise Tax, then the Company shall pay or otherwise provide to the Participant that portion of the Payment that was reduced pursuant to this Section 11(e) contemporaneously or as soon as administratively possible after the Optionholder pays the Excise Tax so that the Participant’s net after-tax proceeds with respect to the Payment are maximized.

(vii) If the Participant either (A) brings any action to enforce rights pursuant to this Section 11(e), or (B) defends any legal challenge to his or her rights under this Section 11(e), the Participant shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Participant, the court finds that the action was brought in good faith.

12. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. Unless sooner terminated by the Board pursuant to Section 3, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

13. EFFECTIVE DATE OF PLAN.

This Plan shall become effective on the Effective Date.

14. CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Appendix B

HOLLIS-EDEN PHARMACEUTICALS, INC.

2005 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN

AS AMENDED ON APRIL 24, 2007

1. GENERAL.

(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Non-Employee Directors of the Company.

(b) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Nonstatutory Stock Options, (ii) Stock Purchase Awards, (iii) Restricted Stock Awards, (iv) Stock Appreciation Rights, (v) Restricted Stock Unit Awards, and (vi) Other Stock Awards.

(c) General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2. DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means (i) any corporation (other than the Company) in an unbroken ownership chain of corporations ending with the Company, provided each corporation in the unbroken ownership chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such ownership chain, and (ii) any corporation (other than the Company) in an unbroken ownership chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken ownership chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such ownership chain. The Board shall have the authority to determine (x) the time or times at which the ownership tests are applied, and (y) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(b) “Board” means the Board of Directors of the Company.

(c) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(d) “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto, as such, do not Own, directly or indirectly, either (A) outstanding voting securities representing more than sixty percent (60%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than sixty percent (60%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 3(c).

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Hollis-Eden Pharmaceuticals, Inc., a Delaware corporation.

(j) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(p) “Effective Date” means the effective date of this Plan document, which is the date that this Plan is first approved by the Company’s stockholders.

(q) “Eligible Committee Director” means a Director who either (i) is not a current Employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(r) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(s) “Entity” means a corporation, partnership, limited liability company or other entity.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date of the Plan, as set forth in Section 13, is the Owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities.

(v) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(w) “Non-Employee Director” means a Director who is not an Employee.

(x) “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y) “Option” means a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(z) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(aa) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of this Plan, such other person who holds an outstanding Option.

(bb) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(cc) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ee) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ff) “Plan” means this Hollis-Eden Pharmaceuticals, Inc. 2005 Non-Employee Directors’ Equity Incentive Plan.

(gg) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(hh) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ii) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(jj) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(kk) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ll) “Securities Act” means the Securities Act of 1933, as amended.

(mm) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

(nn) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(oo) “Stock Award” means any right granted under the Plan, including a Nonstatutory Stock Option, a Stock Purchase Award, Restricted Stock Award, a Stock Appreciation Right, a Restricted Stock Unit Award, or any Other Stock Award.

(pp) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(qq) “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(rr) “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(ss) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

3. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how each Stock Award shall be granted; (C) what type or combination of types of Stock Award shall be granted; (D) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Stock Award Agreement fully effective.

(iii) To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To amend the Plan, subject to the limitations, if any, of applicable law. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law or applicable exchange listing requirements. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(viii) To amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

(ix) To amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Eligible Committee Directors, in accordance with Rule 16b-3.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. SHARES SUBJECT TO THE PLAN.

(a) Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate, four hundred fifty thousand (450,000) shares of Common Stock.

(b) Reversion of Shares to the Share Reserve. If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall remain available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, Stock Appreciation Right, or the issuance of shares under a Stock Purchase Award, Restricted Stock Award, or Restricted Stock Unit Award, the number of shares that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for subsequent issuance under the Plan.

(c) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company.

5. ELIGIBILITY.

Only Non-Employee Directors may be granted Stock Awards under the Plan.

6. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

(b) Exercise Price. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(c) are:

(i) by cash or check;

(ii) bank draft or money order payable to the Company;

(iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iv) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(v) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares; provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(vi) in any other form of legal consideration that may be acceptable to the Board; provided, however, that such form of consideration may not include deferred payment through the use of a promissory note.

(d) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option upon the Optionholder’s request, provided that such transfer is in compliance with applicable tax and securities laws.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(e) Vesting Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability or as of, or within twelve (12) months following a Change in Control), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g) Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability or upon a Change in Control) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(h) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j) Termination for Cause. Except as explicitly provided otherwise in an Optionholder’s Option Agreement, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

(k) Termination Upon or Following a Change in Control. In the event that an Optionholder’s Continuous Service terminates as of, or within twelve (12) months following a Change in Control, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) within such period of time ending on the earlier of (i) the date twelve (12) months following the effective date of the Change in Control (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii) Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (A) in cash or by check at the time of purchase, (B) by past or future services actually rendered to the Company or an Affiliate, or (C) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board’s election, the price paid for all shares of Common Stock so repurchased or reacquired by the Company may be at the lesser of: (A) the Fair Market Value on the relevant date, or (B) the Participant’s original cost for such shares. The Company shall not be required to exercise its repurchase or reacquisition option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following the Participant’s purchase of the shares of Common Stock acquired pursuant to the Stock Purchase Award unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(b) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) past or future services actually rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(c) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of

Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(d) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant.

(ii) Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right granted as a stand-alone or tandem Stock Award shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii) Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(iv) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi) Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii) Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates (other than for Cause or as of or within twelve (12) months following a Change in Control), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii) Termination for Cause. Except as explicitly provided otherwise in an Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(ix) Termination Upon Change in Control. In the event that a Participant’s Continuous Service terminates as of, or within twelve (12) months following a Change in Control, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) within such period of time ending on the earlier of (i) the date twelve (12) months following the effective date of the Change in Control (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(x) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Stock Appreciation Rights will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. For example, such restrictions may include, without limitation, a requirement that a Stock Appreciation Right that is to be paid wholly or partly in cash must be exercised and paid in accordance with a fixed pre-determined schedule.

(e) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8. COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. USE OF PROCEEDS FROM SALES OF COMMON STOCK.

Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. MISCELLANEOUS.

(a) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting an offer by the Company of Common Stock to any Participant under the terms of a Stock Award shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is actually received or accepted by the Participant.

(b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Stock Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(e) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

(f) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), and (ii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Options and Stock Appreciation Rights shall terminate immediately prior to the completion of such dissolution or liquidation.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.

(i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3.

(ii) Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

(d) Change in Control. Notwithstanding anything to the contrary contained in Section 11(c) of the Plan, in the event that a Non-Employee Director is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, the outstanding Stock Awards of such Participant shall become fully vested and exercisable immediately prior to the effectiveness of such resignation (and contingent upon the effectiveness of the Change in Control). In addition, upon a Change in Control event described in Section 2(e)(i), 2(e)(ii), 2(e)(iii) or 2(e)(iv), each Stock Award held by a Participant whose Continuous Service has not terminated as of the date immediately prior to the effective date of such Change in Control shall automatically become fully vested (and any reacquisition or repurchase rights held by the Company with respect to the shares of Common Stock subject to such acceleration shall lapse in full, as appropriate) and, if applicable, each such Stock Award shall become immediately exercisable in full. In addition, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control described in Section 2(e)(v) as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

(e) Parachute Payments.

(i) If the acceleration of the vesting and exercisability of Stock Awards provided for in Sections 11(c) and 11(d), together with payments and other benefits of a Participant (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 11(e) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Participant in full, or (2) provided to such Participant as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Participant, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

(ii) The Company shall appoint a nationally recognized independent accounting firm (the “Accountant”) to make the determinations required hereunder, which accounting firm shall not then be serving as accountant or auditor for the individual, entity or group that effected the Change in Control. The Company shall bear all costs and expenses with respect to the determinations the Accountant may reasonably incur in connection with any calculations contemplated by this Section 11(e).

(iii) Unless the Company and such Participant otherwise agree in writing, any determination required under this Section 11(e) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date that triggers the Payment or a portion thereof):(A) reduction of cash payments; (B) cancellation of accelerated vesting of Options and other Stock Awards; and (C) reduction of other benefits paid to the Participant. If acceleration of vesting of Stock Awards is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of the Stock Awards (i.e., the earliest granted Stock Award cancelled last) unless the Participant elects in writing a different order for cancellation.

(iv) For purposes of making the calculations required by this Section 11(e), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Participant shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination.

(v) If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Participant is liable for the Excise Tax as a result of the Payment, then the Participant shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Participant challenges the final IRS determination, a final judicial determination, a portion of the Payment (the “Repayment Amount”). The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Participant’s net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Participant’s net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Optionholder shall pay the Excise Tax.

(vi) Notwithstanding any other provision of this Section 11(e), if (A) there is a reduction in the Payment as described above, (B) the IRS later determines that the Participant is liable for the Excise Tax, the payment of which would result in the maximization of the Participant’s net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (C) the Participant the Excise Tax, then the Company shall pay or otherwise provide to the Participant that portion of the Payment that was reduced pursuant to this Section 11(e) contemporaneously or as soon as administratively possible after the Optionholder pays the Excise Tax so that the Participant’s net after-tax proceeds with respect to the Payment are maximized.

(vii) If the Participant either (A) brings any action to enforce rights pursuant to this Section 11(e), or (B) defends any legal challenge to his or her rights under this Section 11(e), the Participant shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Participant, the court finds that the action was brought in good faith.

12. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. Unless sooner terminated by the Board pursuant to Section 3, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

13. EFFECTIVE DATE OF PLAN.

This Plan shall become effective on the Effective Date.

14. CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

HOLLIS-EDEN PHARMACEUTICALS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2007

The undersigned hereby appoints Richard B. Hollis, Daniel D. Burgess and Robert W. Weber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Hollis-Eden Pharmaceuticals, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Hilton La Jolla Torrey Pines, 10950 North Torrey Pines Road, La Jolla, CA 92037, on Thursday, June 7, 2007, at 2:00 p.m., local time, and at any and all continuations, adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued on other side)

Please Detach and Mail in the Envelope Provided

A ☒ Please mark your votes as in this example.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR

DIRECTOR LISTED BELOW AND FOR PROPOSALS 2, 3 AND 4.

Proposal 1. To elect two Class I directors to hold office until the 2010 Annual Meeting of Stockholders and until their successors are elected.

FOR all nominees listed at right (except as marked to the contrary below) ☐ Nominees:

Jerome M. Hauer

Marc R. Sarni

WITHHOLD AUTHORITY to vote for all nominees listed at right ☐

To withhold authority to vote for any nominee(s), write such nominee(s)’ name(s) below

Proposal 2. To approve an increase to the total number of shares reserved for issuance under the Company’s 2005 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3. To approve an increase to the total number of shares reserved for issuance under the Company’s 2005 Non-Employee Directors’ Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4. To ratify the selection of BDO Seidman LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please vote, date and promptly return this proxy in the enclosed envelope which is postage prepaid if mailed in the United States.

Signature(s)		DATED
Name of stockholder (if other than individual)

NOTE: Please sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.